                         Supplement dated March 1, 1997
                      to Prospectus dated March 1, 1997 of
                    Flag Investors Emerging Growth Fund, Inc.

                             (Class A and Class B)

The prospectus dated March 1, 1997 of Flag Investors Emerging Growth Fund, Inc. (Class A and Class B) (the "Fund") is hereby amended and supplemented by the following:

The section entitled "Management of the Fund" is amended as follows:

A special meeting of shareholders, for the purpose of electing directors, has been scheduled for March 7, 1997. Until such time, the Fund's directors are as follows:

Truman T. Semans
Richard T. Hale
James J. Cunnane
John F. Kroeger
Louis E. Levy
Eugene J. McDonald

Two directors and all of the officers of the Fund are officers or employees of the Distributor or the Advisor. The other directors have no affiliation with the Distributor or the Advisor.

                                      LOGO

                                 FLAG INVESTORS

                           EMERGING GROWTH FUND, INC.
                          (Class A and Class B Shares)

                    Prospectus & Application -- March 1, 1997

-----------------------------------------------------------------------------

Flag Investors Emerging Growth Fund, Inc. (the "Fund") is a mutual fund seeking long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.

Shares of the Fund are available through Alex. Brown & Sons Incorporated
("the Distributor") as well as Participating Dealers and Shareholder Servicing Agents. This Prospectus relates to Flag Investors Class A Shares ("Class A Shares") and Flag Investors Class B Shares ("Class B Shares") of the Fund.
The separate classes provide investors with alternatives as to sales load and Fund expenses. (See "How to Invest in the Fund.")

This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated March 1, 1997, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or the Distributor.

TABLE OF CONTENTS

Fund Expenses  ..................      1
Financial Highlights  ...........      2
Investment Program  .............      4
Investment Restrictions  ........      5
How to Invest in the Fund  ......      6
How to Redeem Shares  ...........      9
Telephone Transactions  .........     10
Dividends and Taxes  ............     11
Management of the Fund  .........     12
Investment Advisor  .............     12
Distributor  ....................     12
Custodian, Transfer Agent and
  Accounting Services ...........     13
Performance Information  ........     13
General Information  ............     14
Application  ....................    A-1


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203
-----------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
           PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      [This page intentionally left blank]

FUND EXPENSES

                                                                                          Class A            Class B
                                                                                          Shares              Shares
                                                                                       Initial Sales        Deferred
                                                                                          Charge           Sales Charge
                                                                                        Alternative        Alternative
 SHAREHOLDER TRANSACTION EXPENSES:                                                   ----------------   ----------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ...........................................         4.50%*              None
Maximum Sales Charge Imposed on
  Reinvested Dividends (as a percentage of offering price) ......................          None               None
Maximum Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, whichever is lower) .............................         0.50%*             4.00%**

ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average daily net assets)

Management Fees  ................................................................          .85%               .85%
12b-1 Fees  .....................................................................          .25%               .75%
Other Expenses (including a .25% shareholder servicing fee for Class B Shares)  .          .39%               .64%***
                                                                                          -----              -----
Total Fund Operating Expenses  ..................................................         1.49%              2.24%

------

   * Purchases of $1 million or more of Class A Shares by persons not otherwise eligible for sales load waivers are not subject to an initial sales charge, however, a contingent deferred sales charge of .50% may be imposed upon redemption. (See "How to Invest in the Fund -- Class A Shares.")
  ** A declining contingent deferred sales charge will be imposed on redemptions of Class B Shares made within six years of purchase. Class B Shares will automatically convert to Class A Shares six years after purchase. (See "How to Invest in the Fund -- Class B Shares.")
 *** A portion of the shareholder servicing fee is allocated to member firms of the National Association of Securities Dealers, Inc. and qualified banks for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

Example:

You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:
                                                                           1 year     3 years      5 years     10 years
                                                                          --------   ---------    ---------   ----------
   Class A Shares .....................................................     $59        $ 90         $123        $215
   Class B Shares .....................................................     $63        $100         $140        $221*

You would pay the following expenses on the same investment, assuming no redemption:*

                                                                           1 year     3 years      5 years     10 years
                                                                          --------   ---------    ---------   ----------
   Class B Shares .....................................................     $23        $ 70         $120        $221*

------

 * Expenses assume that Class B Shares are converted to Class A Shares at the end of six years. Therefore, the expense figures assume six years of Class B expenses and four years of Class A expenses.

The Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly or indirectly. A person who purchases shares of either class through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in the Fund," "Investment Advisor" and "Distributor.") The Expenses and Example appearing in the table above have been restated to reflect current, rather than historical, fees. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

   The rules of the SEC require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. (See "How to Invest in the Fund -- Class A Shares.")

FINANCIAL HIGHLIGHTS

   The Fund was organized as a corporation under the laws of the State of Maryland on July 2, 1987. Its registration statement under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 was declared effective by the SEC on June 15, 1988. The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the fiscal year ended October 31, 1996 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1996, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)*
--------------------------------------------------------------------------------

                                                                 ---------




                                                                   1996
                                                                 ---------
Per Share Operating Performance:
   Net asset value at beginning of period ....................  $ 17.09
                                                                ----------
Income from Investment Operations:
   Expenses in excess of income ..............................    (0.15)
   Net realized and unrealized gain/(loss) on investments ....     3.10
   Effect of other capital share activity ....................       --
                                                                 ---------
   Total from Investment Operations ..........................     2.95
                                                                 ---------
Less Distributions:
   Distributions from net investment income and short-term
     gains ...................................................    (0.30)
   Distributions from net realized long-term gains ...........    (0.60)
                                                                 ---------
   Total distributions .......................................    (0.90)
                                                                 ---------
   Net asset value at end of period ..........................  $ 19.14
                                                                 =========
Total Return(1) ..............................................    18.19%

Ratios to Average Daily Net Assets:
   Expenses ..................................................     1.50%
   Expenses in excess of income ..............................    (0.83)%
Supplemental Data:
   Net assets at end of period (000): ........................  $45,325
   Portfolio turnover rate ...................................      24%
   Average commissions per share(3) ..........................  $  0.07

------
 * Computed based upon average shares outstanding.
** Commencement of operations.
  (1) Total return excludes the effect of sales charge.
  (2) Annualized.
  (3) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------       Class B
                                                  Class A                                                      ---------------
------------------------------------------------------------------------------------------------------------   For the Period
                                                                                           For the Period         June 20,
                            For the Year Ended October 31,                               December 30, 1987**   1996** through
-------------------------------------------------------------------------------------          through           October 31,
    1995        1994        1993         1992        1991         1990         1989       October 31, 1988          1996
 ---------   ---------   ---------    ----------   ---------   ----------   ---------    -------------------   --------------
   $12.90      $14.02      $13.53       $15.23       $8.93       $14.90      $10.87            $10.00              $ 19.22
 ---------   ---------   ---------    ----------   ---------   ----------   ---------         --------            ---------

    (0.09)      (0.08)      (0.08)       (0.16)      (0.10)       (0.11)      (0.05)             0.10                (0.12)
     4.32        0.47        1.20        (1.54)       6.40        (4.00)       4.13             (0.88)                  --
       --          --          --           --          --           --          --              1.65                   --
 ---------   ---------   ---------    ----------   ---------   ----------   ---------         --------            ---------
     4.23        0.39        1.12        (1.70)       6.30        (4.11)       4.08              0.87                (0.12)
             ---------   ---------    ----------   ---------   ----------   ---------         --------            ---------

       --          --          --           --          --        (1.86)      (0.05)               --                   --
    (0.04)      (1.51)      (0.63)          --          --           --          --                --                   --
 ---------   ---------   ---------    ----------   ---------   ----------   ---------         --------            ---------
    (0.04)      (1.51)      (0.63)          --          --        (1.86)      (0.05)               --                   --
 ---------   ---------   ---------    ----------   ---------   ----------   ---------         --------            ---------
   $17.09      $12.90      $14.02       $13.53      $15.23        $8.93     $ 14.90            $10.87              $ 19.10
 =========   =========   =========    ==========   =========   ==========   =========         ========            =========
    32.92%       3.75%       8.33%      (11.16)%     70.55%      (31.63)%     37.64%             8.80%               (0.62)%

     1.50%       1.50%       1.50%        1.46%       1.50%        1.50%       1.49%             1.47%(2)             2.25%(2)
    (0.64)%     (0.73)%     (0.52)%      (0.92)%     (0.76)%      (0.92)%     (0.42)%            1.02%(2)            (1.67)%(2)

  $38,127     $23,302     $28,867      $38,924     $48,656      $31,678     $44,396           $26,159              $   772
       39%         86%        133%          69%         79%          82%        108%              110%                  24%(2)
       --          --          --           --           --           --         --                --              $  0.07

INVESTMENT PROGRAM

Investment Objective, Policies
and Risk Considerations


   The Fund's investment objective is long-term capital appreciation. The Fund will seek to accomplish its objective through investments in small and mid-sized emerging growth companies. This investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective.

   In general, an emerging growth company with approximately $250 million or less in annual sales would be considered to be a small company, while an emerging growth company with approximately $250 million to $1 billion in annual sales would be considered to be a mid-sized company. While the Fund intends to invest in emerging growth companies that are small to mid-sized at the time of investment, it may retain the securities of these companies even after they reach a larger size if the Fund's investment advisor (the "Advisor") believes they continue to have growth potential. Investments in such emerging growth companies involve certain risks. (See "Special Risk Considerations.")

   The Fund will attempt to reduce the volatility inherent in the price of individual investments in this sector of the market by investing in a diversified portfolio of securities of companies that the Advisor believes are well managed and have experienced or have the potential to experience rapid growth in revenues, earnings, assets and cash flow. As an additional attempt to limit volatility, the Fund will invest in a broad cross-section of industries. While the Fund's investments in particular industries will change from time to time as investment opportunities change, it will invest primarily, but not exclusively, in companies in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.


   The Advisor will seek to identify companies which, in its opinion, have the ability to sustain a relatively high level of growth and profitability. In selecting such companies, the Advisor will focus on a number of key criteria including: industry position, management quality and experience, accounting and financial policies, marketing and service capabilities and the productivity of the product development effort.


   Under normal circumstances Fund assets will be invested as fully as possible in the common stocks and securities convertible into common stocks of small and mid-sized emerging growth companies (and at least 65% of the Fund's assets will be so invested). However, up to 25% of the Fund's assets may from time to time be invested in "other investments" which do not otherwise meet the criteria set forth above, but which the Advisor believes offer improved opportunities for growth not yet fully appreciated by investors. Such investments may arise, for example, because of a new product developed by a mature company or a new opportunity in an established business line of a mature company that shows growth potential similar to that of emerging growth companies.

   The Fund may invest up to 20% of its assets in convertible securities which are fixed-income securities which may be converted at a stated price, within a specified period of time, into a specified number of shares of common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

   In addition to the above, even under normal circumstances, up to 35% of the Fund's assets may be invested in U.S. Government securities, corporate bonds and debentures rated in one of the three highest rating categories of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or, if unrated, determined by the Advisor to be of equivalent quality), preferred stocks or money market instruments when the Advisor believes doing so is appropriate in light of the Fund's investment objective and market conditions.

   In addition, for temporary defensive purposes, the Fund may, without limit, hold money market instruments that are rated in the top two categories published by Moody's or S&P or, if unrated, of comparable quality as determined by the Advisor.

   The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Advisor under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (see "Investment Restrictions"). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

   The Fund may engage to a limited extent in the following investment practices, each of which may involve certain special risks. The Statement of Additional Information contains more detailed information about these practices, including limitations designed to reduce these risks.

1) Repurchase Agreements. The Fund may agree to purchase U.S. Government securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

2) Loans of Portfolio Securities. The Fund may also lend portfolio securities to financial institutions in accordance with the investment restrictions described in this Prospectus and the Statement of Additional Information. The Fund lends portfolio securities only to those financial institutions that are approved as creditworthy by the Fund's Board of Directors and only against collateral consisting of cash or U.S. Government securities with an aggregate value at all times equal to or greater than the value of the securities loaned. The borrowers pay the Fund an amount equal to any dividends or interest received on the securities they borrow. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.

SPECIAL RISK CONSIDERATIONS

   Although the Advisor will seek to invest in quality emerging growth companies, there are risks to investors inherent in the characteristics of emerging growth companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. Securities held by the Fund may have limited trading markets that may be subject to wide price fluctuations. In view of such factors, the net asset value of a share may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.

   The companies in which the Fund may invest may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. They may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. Small companies may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small companies may suffer significant losses.

INVESTMENT RESTRICTIONS

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations.

   1) As a matter of fundamental policy, the Fund will not borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities. This restriction may not be changed without the affirmative vote of a majority of the outstanding shares.

   2) Additionally, the Fund will not invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements with maturities of greater than seven days. This restriction may be changed by a vote of the majority of the Board of Directors.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

HOW TO INVEST IN THE FUND

   Class A Shares and Class B Shares may be purchased from the Distributor, through any securities dealer which has entered into a dealer agreement with the Distributor ("Participating Dealers"), or through any financial institution which has entered into a Shareholder Servicing Agreement with the Fund ("Shareholder Servicing Agents"). Shares of either class may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, to the address shown on the Application Form. Participating Dealers or Shareholder Servicing Agents and their investment representatives may receive different levels of compensation depending on which class of shares they sell.

   The Class A and Class B alternatives permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the combination of sales charge and distribution fee on Class A Shares is more favorable than the combination of distribution/service fees and contingent deferred sales charge on Class B Shares. In almost all cases, investors planning to purchase $100,000 or more of Fund shares will pay lower aggregate charges and expenses by purchasing Class A Shares. (See "Fee Table.")

   The minimum initial investment in shares of either class is $2,000, except that the minimum initial investment for shareholders of any other Flag Investors fund or class is $500 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $100 per class, except that the minimum subsequent investment under the Fund's Automatic Investing Plan is $250 for quarterly investments and $100 for monthly investments. (See "Purchases Through Automatic Investing Plan" below.) There is no minimum investment requirement for qualified retirement plans (i.e., 401(k) plans or pension and profit sharing plans). IRA accounts are, however, subject to the $2,000 minimum initial investment requirement. There is no minimum investment requirement for spousal IRA accounts.

   The Fund reserves the right to suspend the sale of shares at any time at the discretion of the Distributor and the Advisor. Orders for purchases of shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge (the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through the Distributor or a Participating Dealer or Shareholder Servicing Agent must be in accordance with such entity's payment procedures. The Distributor may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Because of differences between the classes of shares in distribution/service fees, the net asset value per share of the classes differs at times.

OFFERING PRICE

   Shares may be purchased from the Distributor, Participating Dealers or Shareholder Servicing Agents at the Offering Price, which for Class A Shares includes a sales charge which is calculated as a percentage of the Offering Price and for Class B Shares is net asset value.

CLASS A SHARES

   The sales charge on Class A Shares, which decreases as the amount of purchase increases, is shown in the following table:


                                   Sales Charge as                Dealer
                                    Percentage of              Retention as
                             ------------------------------     Percentage
                                                                    of
Amount of                     Offering        Net Amount         Offering
Purchase                        Price          Invested            Price
 ------------------------    ------------   --------------    ----------------
Less than  $50,000  .....       4.50%           4.71%              4.00%
$50,000  - $99,999  .....       3.50%           3.63%              3.00%
$100,000 - $249,999  ....       2.50%           2.56%              2.00%
$250,000 - $499,999  ....       2.00%           2.04%              1.50%
$500,000 - $999,999  ....       1.50%           1.52%              1.25%
$1,000,000 and over  ....       None*           None*              None*

-----------------------------------------------------------------------------
* Purchases of $1 million or more may be subject to a contingent deferred sales charge. (See below.) The Distributor may make payments to dealers in the amount of .50% of the Offering Price.

   A shareholder who purchases additional Class A Shares may obtain reduced sales charges, as set forth in the table above, through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Class A
Shares and purchases of shares of other Flag Investors funds with the same sales charge, and purchases of Class A shares of Flag Investors Short-Intermediate Income Fund, Inc. (formerly Flag Investors Intermediate-Term Income Fund, Inc.) and Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Intermediate Funds"). The applicable sales charge will be determined based on the total of (a) the shareholder's current purchase plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of all Class A Shares and of all Flag Investors shares described above and any Flag Investors Class D shares held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide the Distributor, either directly or through a Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

   The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases, which will be aggregated, by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing Class A Shares for their own account.

   An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent which states the investor's intention to invest at least $50,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not invested. Such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Class A Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.

   No sales charge will be payable at the time of purchase on investments of $1 million or more of Class A Shares. However, a contingent deferred sales charge may be imposed on such investments in the event of a redemption within 24 months following the purchase, at the rate of .50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of $3 million or more of Class A Shares redeemed within 24 months of purchase if the Participating Dealer and the Distributor have entered into an agreement under which the Participating Dealer agrees to return any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

   The Fund may sell Class A Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services (investors may be charged a fee if they effect transactions in Fund shares through a broker or agent);
(ii) qualified retirement plans; (iii) participants in a Flag Investors fund payroll savings plan program; (iv) investors who have redeemed Class A Shares, or shares of any other mutual fund in the Flag Investors family of funds with the same sales charges, or who have redeemed Class A shares of the Intermediate Funds which they had held for at least 24 months prior to redemption, in an amount that is not more than the total redemption proceeds, provided that the purchase is within 90 days after the redemption; and (v) current or retired Directors of the Fund, and directors and employees (and their immediate families) of the Distributor, Participating Dealers and their respective affiliates.

   Class A Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact the Distributor or a Participating Dealer or Shareholder Servicing Agent.

CLASS B SHARES

   No sales charge will be payable at the time of purchase of Class B Shares. However, a contingent deferred sales charge will be imposed on certain Class B Shares redeemed within six years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B Shares redeemed or the total cost of such shares. In addition, no charge is assessed on redemptions of Class B Shares derived from reinvestment of dividends or capital gains distributions.


   In determining whether the contingent deferred sales charge is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B Shares in the shareholder's account that represent reinvested dividends and distributions and second of Class B Shares held the longest during the six year period. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the redemption of such shares (the "holding period"). For purposes of determining this holding period, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the contingent deferred sales charge.

                                  Contingent Deferred
                                     Sales Charge
                                   (as a percentage
Year Since Purchase              of the dollar amount
Payment was Made                  subject to charge)
----------------------         ------------------------
First  ................                   4.0%
Second  ...............                   4.0%
Third  ................                   3.0%
Fourth  ...............                   3.0%
Fifth  ................                   2.0%
Sixth  ................                   1.0%
Thereafter  ...........                   None*


-----------------------------------------------------------------------------
* As described more fully below, Class B Shares automatically convert to Class A Shares six years after the beginning of the calendar month in which the purchase order is accepted.

   Waiver of Contingent Deferred Sales Charge. The contingent deferred sales charge will be waived on the redemption of Class B Shares (i) following the death or initial determination of disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder; or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2 . The waiver with respect to (i) above is only applicable in cases where the shareholder account is registered (a) in the name of an individual person, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. A shareholder, or his or her representative, must notify the Fund's transfer agent (the "Transfer Agent") prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. For information on the imposition and waiver of the contingent deferred sales charge, contact the Transfer Agent.

   Automatic Conversion to Class A Shares. Six years after the beginning of the calendar month in which the purchase order for Class B Shares is accepted, such Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The conversion is not a taxable event to the shareholder.

   For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in the shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.


   Class B Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact the Distributor or a Participating Dealer or Shareholder Servicing Agent.

PURCHASES BY EXCHANGE

   As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of other Flag Investors funds may exchange their shares of those funds for an equal dollar amount of Fund shares of the same class with the same sales load structure. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. In addition, shareholders of Class A shares of the Intermediate Funds may exchange into Class A Shares upon payment of the difference in sales charges, as applicable, except that the exchange will be made at net asset value if the shares of such funds have been held for more than 24 months. Shareholders of Flag Investors Cash Reserve Prime Class A Shares may exchange into Class A Shares upon payment of the difference in sales charges, as applicable, or into Class B Shares at net asset value, subject thereafter to any applicable contingent deferred sales charge.

   When a shareholder acquires Fund shares through an exchange from another fund in the Flag Investors family of funds, the Fund will combine the period for which the original shares were held prior to the exchange with the holding period of the shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable upon a redemption of any such shares.

   The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern
Time) or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   Holders of partnership interests in EGC Limited Partnership may similarly exchange their partnership interests for an equal dollar amount of Class A Shares. The Distributor will tender the partnership interests offered for exchange for redemption by the issuer and will use the proceeds to purchase Class A Shares on the shareholder's behalf. In addition, shareholders of any mutual fund not affiliated with the Fund who have paid a sales charge, may also exchange shares of such fund for an equal dollar amount of Class A Shares by submitting to the Distributor or a Participating Dealer the proceeds of the redemption of such shares, together with evidence of the payment of a sales charge and the source of such proceeds. Class A Shares issued pursuant to these offers will not be subject to the sales charges described above or any other charge.

   The exchange privilege with respect to other Flag Investors funds may also be exercised by telephone. (See "Telephone Transactions" below.)

   The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

PURCHASES THROUGH AUTOMATIC INVESTING PLAN

   Shareholders may purchase either Class A Shares or Class B Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in either Class A Shares or Class B Shares. The amount specified will be withdrawn from the shareholder's checking account using the pre-authorized check and will be invested in the class of shares selected by the shareholder at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan or who wishes to obtain additional purchase information may do so by completing the appropriate section of the Application Form attached to this Prospectus.

PURCHASES THROUGH DIVIDEND REINVESTMENT

   Shareholders may elect to have their distributions (capital gains and/or dividend income) paid by check or reinvested in additional Fund shares of the same class. Unless the shareholder elects otherwise, all income dividends and capital gains distributions will be reinvested in additional Fund shares of the same class at net asset value, without a sales charge. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent and Accounting Services"), either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

   Alternately, shareholders may have their distributions invested in shares of other funds in the Flag Investors family of funds. Shareholders who are interested in this option should call the Transfer Agent for additional information.

HOW TO REDEEM SHARES

   Shareholders may redeem all or part of their investment on any Business
Day by transmitting a redemption order through the Distributor, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Transfer Agent. Shareholders may also redeem shares of either class by telephone (in any amount up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of the order (or, if stock certificates have been issued for the shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed shares will be made by check and will be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the documents described below:

1) A letter of instructions, specifying the shareholder's account number with a Participating Dealer, if applicable, and the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which their account is maintained;

2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association;

3) If shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.


   Dividends payable up to the date of the redemption of shares will be paid on the next dividend payable date. If all of the shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder.

   The Fund has the power under its Articles of Incorporation to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' written notice.

SYSTEMATIC WITHDRAWAL PLAN

   Shareholders who hold Class A Shares or Class B Shares having a value of $10,000 or more may arrange to have a portion of their shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and, to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, a shareholder's account may eventually be exhausted. Because Class A Share purchases include a sales charge that will not be recovered at the time of redemption, a shareholder should not have a withdrawal plan in effect at the same time he is making recurring purchases of Class A Shares. In addition, Class B Shares may be subject to a contingent deferred sales charge upon redemption. (See "How to Invest in the Fund--Class B Shares.") A shareholder who wishes to participate in the Fund's Systematic Withdrawal Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

TELEPHONE TRANSACTIONS

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem shares of either class in amounts up to $50,000, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent and Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) as determined on the next Business Day.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")

DIVIDENDS AND TAXES

   DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) in the form of annual dividends. The Fund anticipates that it will distribute substantially all of its "net capital gain" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will be taxed on the amounts so distributed, regardless of whether such distributions are paid in cash or reinvested in additional shares.

   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxed to shareholders as long-term capital gains regardless of the length of time a shareholder has held the shares. All other income distributions are taxed to the shareholders as ordinary income. Corporate shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. Shareholders will be advised annually as to the tax status of all distributions.

   Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

   The sale, exchange, or redemption of shares is a taxable event for the shareholder.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) prior to the end of each calendar year to avoid liability for federal excise tax.

   Shareholders are advised to consult their tax advisors concerning the application of the rules described above to their particular circumstances and the application of federal, state and local income taxes to investments in the Fund.

MANAGEMENT OF THE FUND

   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Advisor and with its distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Distributor and to the Advisor. Three Directors and all of the officers of the Fund are officers or employees of the Distributor or the Advisor. The other Directors of the Fund have no affiliation with the Distributor or the Advisor.

   The Fund's Directors and officers are as follows:

Truman T. Semans      Chairman       Frederick L. Meserve, Jr.   President
Charles W. Cole, Jr.  Director       Edward J. Veilleux          Vice President
Richard T. Hale       Director       Gary V. Fearnow             Vice President
James J. Cunnane      Director       Charles A. Reid             Vice President
John F. Kroeger       Director       Sandra J. Doeller           Vice President
Louis E. Levy         Director       Scott J. Liotta             Vice President
Eugene J. McDonald    Director       Joseph A. Finelli           Treasurer
Rebecca W. Rimel      Director       Edward J. Stoken            Secretary
Carl W. Vogt          Director       Laurie D. Collidge          Assistant
                                                                   Secretary

INVESTMENT ADVISOR

   Investment Company Capital Corp., the Fund's investment advisor ("ICC" or the "Advisor"), is an indirect subsidiary of Alex. Brown Incorporated. Since the mid 1970's, Alex. Brown Incorporated, through subsidiaries and affiliates, has provided services to and in respect of emerging growth and later stage private companies in the United States, including research and analysis, venture capital participation, investment banking and investment advisory services. Subject to review by the Board of Directors and to any limitations imposed by applicable law, the Fund may purchase securities of such emerging growth companies. The Advisor is also the investment advisor to other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $5.1 billion of assets as of December 31, 1996. The address of the Advisor is One South Street, Baltimore, Maryland 21202.

   The Advisor is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

   The Advisory Agreement provides for a maximum annual fee equal to .85% of the Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.50%. As compensation for its services for the fiscal year ended October 31, 1996, the Advisor received from the Fund a fee equal to .75% of the Fund's average daily net assets.

   ICC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

PORTFOLIO MANAGER

   Frederick L. Meserve, Jr., President of the Fund and a principal of Alex. Brown & Sons Incorporated, has had primary responsibility for managing the Fund's assets since October of 1993. Mr. Meserve joined Alex. Brown in 1977. He has been a member of Alex. Brown's Investment Committee since 1979. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S.&E. from Princeton University in 1960 and an M.B.A. from Columbia School of Business in 1962.

DISTRIBUTOR

   Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor"), One South Street, Baltimore, Maryland 21202 acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan.

   The Fund has adopted two separate Distribution Agreements and related Plans of Distribution, one with respect to the Class A Shares and one with respect to the Class B Shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. Amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Plans with respect to shares held by or on behalf of customers of such entities.

   As compensation for providing distribution services for the Class A Shares for the fiscal year ended October 31, 1996, Alex. Brown received a fee equal to .25% of the Class A Shares' average daily net assets.

   As compensation for providing distribution and shareholder servicing for the Class B Shares for the period from June 20, 1996 (commencement of operations) through October 31, 1996, Alex. Brown received a distribution fee equal to .75% (annualized) of the Class B Shares' average daily net assets and a shareholder servicing fee equal to .25% (annualized) of the Class B Shares' average daily net assets. The distribution fee is used to compensate Alex. Brown for its services and expenses in distributing the Class B Shares. The shareholder servicing fee is used to compensate Alex. Brown, Participating Dealers and Shareholder Servicing Agents for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

   Payments under the Plans are made as described above, regardless of Alex. Brown's actual cost of providing distribution services. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than .25% of the Class A Shares' average daily net assets for any period or, in connection with the sale of the Class B Shares is less than .75% of the Class B Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained as profit by Alex. Brown. Alex. Brown will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel), to Participating Dealers.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

   Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1996, ICC received from the Fund a fee equal to .08% of the Fund's average daily net assets. (See the Statement of Additional Information.)

   PNC Bank, National Association, with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets.

PERFORMANCE INFORMATION

   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge imposed on Class A Shares or including the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specific period covered by the total return figure, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Dow Jones Industrial Average, and the NASDAQ OTC Composite and OTC Industrial Indices. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which shares may be purchased, although not included in calculations of performance, will reduce performance results.

GENERAL INFORMATION

   DESCRIPTION OF SHARES

   The Fund is an open-end diversified management investment company organized under the laws of the State of Maryland on July 2, 1987 and is authorized to issue 20 million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is October 31.

   The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Emerging Growth Fund Class A Shares" and "Flag Investors Emerging Growth Fund Class B Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby: "Flag Investors Emerging Growth Fund Institutional Shares" and "Alex. Brown Capital Advisory & Trust Emerging Growth Shares." Additional information concerning the Fund's other classes of shares may be obtained by calling Alex. Brown at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Class A or Class B Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different sales load structures, distribution/service fees or other expenses and, accordingly, the net asset value per share of classes may differ at times.

ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

REPORTS

   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

SHAREHOLDERS INQUIRIES

   Shareholders with inquiries concerning their shares should contact the Transfer Agent at (800) 553-8080, the Fund at (800) 767-FLAG, or a Participating Dealer or Shareholder Servicing Agent, as appropriate.

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------

Make check payable to "Flag Investors Emerging Growth Fund, Inc."
and mail with this Application to:
 Alex. Brown & Sons Incorporated/Flag Investors Funds
 P.O. Box 419633
 Kansas City, MO 64141-6663
 Attn: Flag Investors Emerging Growth Fund, Inc.

For assistance in completing this Application please call: 1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

To open an IRA account, call 1-800-767-3524 to request an IRA information kit.

I wish to purchase the following class of shares of the Fund, in the amount indicated below. (Please check the applicable box and indicate the amount of purchase.)

 [ ] Class A Shares (4.5% maximum initial sales charge) in the amount of
     $_______________
 [ ] Class B Shares (4.0% maximum contingent deferred sales charge) in the amount of $_______________

The minimum initial purchase for each class of shares is $2,000, except that the minimum initial purchase for shareholders of any other Flag Investors Fund or class is $500 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.

------------------------------------------------------------------------------
                   YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

Existing Account No., if any: ________________________________________________

INDIVIDUAL OR JOINT TENANT
______________________________________________________________________________
First Name                    Initial                          Last Name

______________________________________________________________________________
Social Security Number

______________________________________________________________________________
Joint Tenant                  Initial                         Last Name

CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.
______________________________________________________________________________
Name of Corporation, Trust or Partnership

______________________________________________________________________________
Tax ID Number                           Date of Trust

______________________________________________________________________________
Name of Trustees (If to be included in the Registration)

______________________________________________________________________________
For the Benefit of

GIFTS TO MINORS

______________________________________________________________________________
Custodian's Name (only one allowed by law)

______________________________________________________________________________
Minor's Name (only one)

______________________________________________________________________________
Social Security Number of Minor

under the ___________________Uniform Gifts to Minors Act
          State of Residence

MAILING ADDRESS


______________________________________________________________________________
Street

______________________________________________________________________________
City                                              State               Zip

(    )
______________________________________________________________________________
Daytime Phone


==============================================================================
                LETTER OF INTENT--CLASS A SHARES ONLY (OPTIONAL)


[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares of Flag Investors Emerging Growth Fund, Inc., as shown below, in an aggregate amount at least equal to:
  [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1,000,000


==============================================================================
              RIGHT OF ACCUMULATION--CLASS A SHARES ONLY (OPTIONAL)


List the Account numbers of other Flag Investors Funds (except Class B Shares) that you or your immediate family already own that qualify for this purchase.



    Fund Name         Account No.         Owner's Name         Relationship
    ---------         -----------         ------------         ------------

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

                             DISTRIBUTION OPTIONS


Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.

Income Dividends
[ ] Reinvested in additional shares
[ ] Paid in Cash

Capital Gains
[ ] Reinvested in additional shares
[ ] Paid in Cash

Call (800)553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.


------------------------------------------------------------------------------
                      AUTOMATIC INVESTING PLAN (OPTIONAL)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $______ in Class A Shares or $______ in Class B Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250 per class
Subsequent Investments (check one):
     [ ] Monthly ($100 minimum per class)
     [ ] Quarterly ($250 minimum per class)

______________________________________________________________________________
Bank Name

______________________________________________________________________________
Existing Flag Investors Fund Account No., if any


                        Please attach a voided check.

______________________________________________________________________________
Depositor's Signature                                                Date

______________________________________________________________________________
Depositor's Signature                                                Date
(if joint acct., both must sign)

------------------------------------------------------------------------------
                     SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ] Beginning the month of ______, 19____ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $______, from Class A Shares and/or $______ from Class B Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

              Frequency (check one):
               [ ] Monthly
               [ ] Quarterly (January, April, July, and October)

------------------------------------------------------------------------------
                            TELEPHONE TRANSACTIONS

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below.

              No, I/We do not want
                    [ ] Telephone redemption privileges
                    [ ] Telephone exchange privileges
Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:


Bank:    _________________________      Bank Account No.: ________________

Address: _________________________      Bank Account Name: _______________

--------------------------------------------------------------------------------
SIGNATURE AND TAXPAYER CERTIFICATION
--------------------------------------------------------------------------------
                  [The following information appears in a box]

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ] U.S. Citizen/Taxpayer:

[ ] I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

[ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

[ ] Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes:___________________________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

                                  [end of box]
--------------------------------------------------------------------------------
I have received a copy of the Fund's prospectus dated March 1, 1997. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.
--------------------------------------------------------------------------------
                  [The following information appears in a box]
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
                                  [end of box]
--------------------------------------------------------------------------------

______________________________________________________________________________
Signature                                                             Date

______________________________________________________________________________
Signature (if joint acct., both must sign)                            Date

For Dealer Use Only

Dealer's Name:    ____________________  Dealer Code: __________________________
Dealer's Address: ____________________  Branch Code: __________________________
                  ____________________
Representative:   ____________________  Rep. No.     __________________________

                         Supplement dated March 1, 1997
                      to Prospectus dated March 1, 1997 of
            Flag Investors Emerging Growth Fund Institutional Shares



The prospectus dated March 1, 1997 of Flag Investors Emerging Growth Fund, Inc. (the "Fund") is hereby amended and supplemented by the following:

The section entitled "Management of the Fund" is amended as follows:

A special meeting of shareholders, for the purpose of electing directors, has been scheduled for March 7, 1997. Until such time, the Fund's directors are as follows:

Truman T. Semans
Richard T. Hale
James J. Cunnane
John F. Kroeger
Louis E. Levy
Eugene J. McDonald

Two directors and all of the officers of the Fund are officers and employees of the Distributor or the Advisor. The other directors have no affiliation with the Distributor or the Advisor.

                                     LOGO

                   FLAG INVESTORS EMERGING GROWTH FUND, INC.
                            (Institutional Shares)

                  Prospectus & Application -- March 1, 1997

-----------------------------------------------------------------------------

Flag Investors Emerging Growth Fund, Inc. (the "Fund") is a mutual fund seeking long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.

Flag Investors Institutional Shares of the Fund ("Institutional Shares") are available through Alex. Brown & Sons Incorporated or Participating Dealers and may be purchased only by eligible institutions or by clients of investment advisory affiliates of Alex. Brown. (See "How to Invest in Institutional Shares.")

This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated March 1, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or its distributor.


TABLE OF CONTENTS

Fund Expenses .....................................................      2
Financial Highlights ..............................................      2
Investment Program ................................................      5
Investment Restrictions ...........................................      6
How to Invest in Institutional Shares .............................      7
How to Redeem Institutional Shares ................................      7
Telephone Transactions ............................................      8
Dividends and Taxes ...............................................      8
Management of the Fund ............................................      9
Investment Advisor ................................................     10
Distributor .......................................................     10
Custodian, Transfer Agent and Accounting
  Services ........................................................     10
Performance Information ...........................................     11
General Information ...............................................     11
Application .......................................................     A-1


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203
-----------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
           PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      [This page intentionally left blank]

FUND EXPENSES
-------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) ............... None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)  ..  None
Maximum Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, whichever is lower) .................................................  None

Annual Fund Operating Expenses:
 (as a percentage of average daily net assets)

Management Fees  ...........................................................................   .85%
12b-1 Fees  ................................................................................  None
Other Expenses  ............................................................................   .39%
Total Fund Operating Expenses  .............................................................  1.24%
                                                                                             =====

Example:                                                       1 year       3 years       5 years       10 years
--------                                                     ---------   -----------    -----------   ------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period: ....................................      $13          $39           $68           $150



The Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly or indirectly. A person who purchases Institutional Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in Institutional Shares", "Investment Advisor" and "Distributor.") The Expenses and Example appearing in the table above have been restated to reflect current, rather than historical, fees.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   The Fund has offered the Institutional Shares since November 2, 1995. However, the Fund has offered Class A Shares since 1987. Historical financial information about the Fund is not fully applicable to the Institutional
Shares because the expenses paid by the Fund in the past differ from those the Institutional Shares will incur. (See "Fund Expenses.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers &
Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the periods ended October 31, 1996 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended October 31, 1996, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)*
--------------------------------------------------------------------------------

                                                                   INSTITUTIONAL
                                                                       SHARES
                                                                -------------------   ---------
                                                                FOR THE PERIOD FROM
                                                                NOVEMBER 2, 1995**
                                                                      THROUGH
                                                                 OCTOBER 31, 1996       1996
Per Share Operating Performance:
   Net asset value at beginning of period .....................     $    17.45       $    17.09
                                                                -------------------   ---------
Income from Investment Operations:
   Expenses in excess of income ...............................          (0.12)           (0.15)
   Net realized and unrealized gain/(loss) on investments .....           2.72             3.10
   Effect of other capital share activity .....................          --               --
                                                                -------------------   ---------
   Total from Investment Operations ...........................           2.60             2.95

Less Distributions:
   Distributions from net investment income and short-term
     gains ....................................................          (0.30)           (0.30)
   Distributions from net realized long-term gains ............          (0.60)           (0.60)
                                                                -------------------   ---------
   Total distributions ........................................          (0.90)           (0.90)
                                                                -------------------   ---------
   Net asset value at end of period ...........................     $    19.15       $    19.14
                                                                ===================   =========
Total Return(1) ...............................................          16.48%           18.19%
Ratios to Average Daily Net Assets:
   Expenses ...................................................           1.25%(2)         1.50%
   Expenses in excess of income ...............................          (0.61)%(2)       (0.83)%

Supplemental Data:
   Net assets at end of period (000) ..........................        $19,751          $45,325
   Portfolio turnover rate ....................................             24%(2)           24%
   Average commissions per share(3) ...........................     $     0.07       $     0.07

------
  *  Computed based upon average shares outstanding.
 **  Commencement of operations.
 (1) Total return excludes the effect of sales charge.
 (2) Annualized.
 (3) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------
                                  CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                            FOR THE PERIOD
                    FOR THE YEAR ENDED OCTOBER 31,                                       DECEMBER 30, 1987**
   ------------------------------------------------------------------------------------        THROUGH
     1995         1994        1993         1992        1991         1990         1989       OCTOBER 31, 1988
   ---------   ---------   ---------    ----------   ---------   ----------   ---------    -------------------
   $12.90       $14.02     $ 13.53       $15.23   $     8.93   $    14.90  $    10.87        $    10.00
   ------       ------     -------       ------       ------     --------     -------          --------

    (0.09)       (0.08)      (0.08)       (0.16)       (0.10)       (0.11)      (0.05)             0.10
     4.32         0.47        1.20        (1.54)        6.40        (4.00)       4.13             (0.88)
       --           --          --           --           --           --          --              1.65
   ------       ------     -------       ------       ------     --------     -------          --------
     4.23         0.39        1.12        (1.70)        6.30        (4.11)       4.08              0.87

       --          --          --           --           --         (1.86)      (0.05)              --
    (0.04)       (1.51)      (0.63)         --           --           --          --                --
   ------       ------     -------       ------       ------     --------     -------          --------
    (0.04)       (1.51)      (0.63)         --           --         (1.86)      (0.05)              --
   ------       ------     -------       ------       ------     --------     -------          --------
   $17.09       $12.90     $ 14.02       $13.53       $15.23     $   8.93     $ 14.90          $  10.87
   ======       ======     =======       ======       ======     ========     =======          ========
    32.92%        3.75%       8.33%      (11.16)%      70.55%      (31.63)%     37.64%             8.80%

     1.50%        1.50%       1.50%        1.46%        1.50%        1.50%       1.49%             1.47%(2)
    (0.64)%      (0.73)%     (0.52)%      (0.92)%      (0.76)%      (0.92)%     (0.42)%            1.02%(2)

  $38,127      $23,302     $28,867      $38,924      $48,656      $31,678     $44,396           $26,159
       39%          86%        133%          69%          79%          82%        108%              110%
--                  --          --           --           --           --          --                --

INVESTMENT PROGRAM
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES
AND RISK CONSIDERATIONS

   The Fund's investment objective is long-term capital appreciation. The Fund will seek to accomplish its objective through investments in small and mid-sized emerging growth companies. This investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective.

   In general, an emerging growth company with approximately $250 million or less in annual sales would be considered to be a small company, while an emerging growth company with approximately $250 million to $1 billion in annual sales would be considered to be a mid-sized company. While the Fund intends to invest in emerging growth companies that are small to mid-sized at the time of investment, it may retain the securities of these companies even after they reach a larger size if the Fund's investment advisor (the "Advisor") believes they continue to have growth potential. Investments in such emerging growth companies involve certain risks. (See "Special Risk Considerations.")

   The Fund will attempt to reduce the volatility inherent in the price of individual investments in this sector of the market by investing in a diversified portfolio of securities of companies that the Advisor believes are well managed and have experienced or have the potential to experience rapid growth in revenues, earnings, assets and cash flow. As an additional attempt to limit volatility, the Fund will invest in a broad cross-section of industries. While the Fund's investments in particular industries will change from time to time as investment opportunities change, it will invest primarily, but not exclusively, in companies in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.

   The Advisor will seek to identify companies which, in its opinion, have the ability to sustain a relatively high level of growth and profitability. In selecting such companies, the Advisor will focus on a number of key criteria including: industry position, management quality and experience, accounting and financial policies, marketing and service capabilities and the productivity of the product development effort.

   Under normal circumstances Fund assets will be invested as fully as possible in the common stocks and securities convertible into common stocks of small and mid-sized emerging growth companies (and at least 65% of the Fund's assets will be so invested). However, up to 25% of the Fund's assets may from time to time be invested in "other investments" which do not otherwise meet the criteria set forth above, but which the Advisor believes offer improved opportunities for growth not yet fully appreciated by investors. Such investments may arise, for example, because of a new product developed by a mature company or a new opportunity in an established business line of a mature company that shows growth potential similar to that of emerging growth companies.

   The Fund may invest up to 20% of its assets in convertible securities which are fixed-income securities which may be converted at a stated price, within a specified period of time, into a specified number of shares of common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non- convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

   In addition to the above, even under normal circumstances, up to 35% of the Fund's assets may be invested in U.S. Government securities, corporate bonds and debentures rated in one of the three highest rating categories of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or, if unrated, determined by the Advisor to be of equivalent quality), preferred stocks or money market instruments when the Advisor believes doing so is appropriate in light of the Fund's investment objective and market conditions.

   In addition, for temporary defensive purposes, the Fund may, without limit, hold money market instruments that are rated in the top two categories published by Moody's or S&P or, if unrated, of comparable quality as determined by the Advisor.

   The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Advisor under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (see "Investment Restrictions"). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

   The Fund may engage to a limited extent in the following investment practices, each of which may involve certain special risks. The Statement of Additional Information contains more detailed information about these practices, including limitations designed to reduce these risks.

1) Repurchase Agreements. The Fund may agree to purchase U.S. Government securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

2) Loans of Portfolio Securities. The Fund may also lend portfolio securities to financial institutions in accordance with the investment restrictions described in this Prospectus and the Statement of Additional Information. The Fund lends portfolio securities only to those financial institutions that are approved as creditworthy by the Fund's Board of Directors and only against collateral consisting of cash or U.S. Government securities with an aggregate value at all times equal to or greater than the value of the securities loaned. The borrowers pay the Fund an amount equal to any dividends or interest received on the securities they borrow. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.

SPECIAL RISK CONSIDERATIONS

   Although the Advisor will seek to invest in quality emerging growth companies, there are risks to investors inherent in the characteristics of emerging growth companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. Securities held by the Fund may have limited trading markets that may be subject to wide price fluctuations. In view of such factors, the net asset value of a share may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.

   The companies in which the Fund may invest may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. They may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. Small companies may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small companies may suffer significant losses.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations.

   1) As a matter of fundamental policy, the Fund will not borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities. This restriction may not be changed without the affirmative vote of a majority of the outstanding shares.

   2) Additionally, the Fund will not invest more than 10% of the Fund's net assets in illiquid securities, including time deposits and repurchase agreements with maturities of greater than seven days. This restriction may be changed by a vote of the majority of the Board of Directors.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

HOW TO INVEST IN INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

   Institutions (e.g., banks and trust companies, savings institutions, corporations, insurance companies, investment counsellors, pension funds, employee benefit plans, trusts, estates and educational, religious and charitable institutions) and clients of investment advisory affiliates of Alex. Brown & Sons Incorporated ("Alex. Brown") may purchase Institutional Shares through Alex. Brown, through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers"), or by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, as instructed in the Application.

   The minimum initial investment in Institutional Shares is $500,000 except that the minimum initial investment is $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments. The Fund reserves the right to suspend the sale of Institutional Shares at any time at the discretion of Alex. Brown and the Advisor.

   Orders for purchases of Institutional Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for Institutional Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order. Purchases made through Alex. Brown or a Participating Dealer must be in accordance with such entity's payment procedures. Alex. Brown may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio secur-ities are given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

PURCHASES BY EXCHANGE

   Shareholders of other Flag Investors funds that offer Institutional shares may exchange their Institutional shares of those funds for an equal dollar amount of Institutional Shares. The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   The exchange privilege may be exercised by notifying the Fund's transfer agent (the "Transfer Agent") by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) (see "Telephone Transactions" below) or by regular or express mail at its address listed under "Custodian, Transfer Agent and Accounting Services."

   The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

OTHER INFORMATION

   Periodic statements of account from the Fund will reflect all dividends, purchases and redemptions of Institutional Shares.

   In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued. All purchases of Institutional Shares are confirmed and credited to the shareholder's account on the Fund's books maintained by the Transfer Agent. Shareholders will have the same rights and ownership with respect to such shares as if certificates had been issued.

HOW TO REDEEM INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
   Shareholders may redeem all or part of their Institutional Shares on any Business Day by transmitting a redemption order through Alex. Brown or a Participating Dealer, or by regular or express mail to the Transfer Agent at its address listed under "Custodian, Transfer Agent and Accounting Services." Shareholders may also redeem Institutional Shares by telephone (in amounts up to $500,000).
(See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Institutional Shares will be made by wire transfer of funds to the shareholder's bank, or to a Participating Dealer, as appropriate, upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

   Dividends payable up to the date of redemption of Institutional Shares will be paid on the next dividend payable date. If all of the Institutional Shares in an account have been redeemed on a dividend payment date, the dividend will be remitted by wire to the shareholder's bank or to a Participating Dealer, as appropriate.

   The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' written notice.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Institutional Shares in amounts up to $500,000, by notifying the Transfer Agent by telephone on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent and Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as next determined on the following Business Day.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by express mail or facsimile. (See "How to Invest in Institutional Shares -- Purchases by Exchange" and "How to Redeem Institutional Shares.")

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) in the form of annual dividends. The Fund anticipates that it will distribute substantially all of its "net capital gain" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution.

   Unless the shareholder elects otherwise, all income dividends and net capital gains distributions, if any, will be reinvested in additional Institutional Shares at net asset value. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent and Accounting Services"), either directly or through Alex. Brown or a Participating Dealer, at least five days before the next date on which dividends or distributions will be paid.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will be taxed on the amounts so distributed, regardless of whether such distributions are paid in cash or reinvested in additional Institutional Shares.

   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxed to shareholders as long-term capital gains regardless of the length of time a shareholder has held the Institutional Shares. All other income distributions are taxed to the shareholders as ordinary income. Corporate shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. Shareholders will be advised annually as to the tax status of all distributions.

   Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

   The sale, exchange, or redemption of Institutional Shares is a taxable event for the shareholder.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) prior to the end of each calendar year to avoid liability for federal excise tax.

   Shareholders are advised to consult their tax advisors concerning the application of the rules described above to their particular circumstances and the application of federal, state and local income taxes to investments in the Fund.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Advisor and with its distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to Alex. Brown and to the Advisor. Three Directors and all of the officers of the Fund are officers or employees of Alex. Brown or the Advisor. The other Directors of the Fund have no affiliation with Alex. Brown or the Advisor.

   The Fund's Directors and officers are as follows:

Truman T. Semans        Chairman     Frederick L. Meserve, Jr.   President
Charles W. Cole, Jr.    Director     Edward J. Veilleux          Vice President
Richard T. Hale         Director     Gary V. Fearnow             Vice President
James J. Cunnane        Director     Charles A. Reid             Vice President
John F. Kroeger         Director     Sandra J. Doeller           Vice President
Louis E. Levy           Director     Scott J. Liotta             Vice President
Eugene J. McDonald      Director     Joseph A. Finelli           Treasurer
Rebecca W. Rimel        Director     Edward J. Stoken            Secretary
Carl W. Vogt            Director     Laurie D. Collidge          Assistant
                                                                  Secretary

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

   Investment Company Capital Corp., the Fund's investment advisor ("ICC" or the "Advisor"), is an indirect subsidiary of Alex. Brown Incorporated. Since the mid 1970's, Alex. Brown has provided services to and in respect of emerging growth and later stage private companies in the United States, including research and analysis, venture capital participation, investment banking and investment advisory services. Subject to review by the Board of Directors and to any limitations imposed by applicable law, the Fund may purchase securities of such emerging growth companies. The Advisor is also the investment advisor to other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $5.1 billion of assets as of December 31, 1996. The address of the Advisor is One South Street, Baltimore, Maryland 21202.

   The Advisor is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

   The Advisory Agreement provides for a maximum annual fee equal to .85% of Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.50%. As compensation for its services for the fiscal year ended October 31, 1996, the Advisor received from the Fund a fee equal to .75% of the Fund's average daily net assets.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

PORTFOLIO MANAGER

   Frederick L. Meserve, Jr., President of the Fund and a principal of Alex. Brown, has had primary responsibility for managing the Fund's assets since October of 1993. Mr. Meserve joined Alex. Brown in 1977. He has been a member of Alex. Brown's Investment Committee since 1979. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S.&E. from Princeton University in 1960 and an M.B.A. from Columbia School of Business in 1962.

DISTRIBUTOR
--------------------------------------------------------------------------------

   Alex. Brown & Sons Incorporated, One South Street, Baltimore, Maryland 21202, acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the Institutional Shares.

   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to individuals and entities other than Fund shareholders.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
--------------------------------------------------------------------------------

   Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1996, ICC received from the Fund a fee equal to .08% of the Fund's average daily net assets. (See the Statement of Additional Information.)

   PNC Bank, National Association, with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Dow Jones Industrial Average, and the NASDAQ OTC Composite and OTC Industrial Indices. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which Institutional Shares may be purchased, although not included in calculations of performance, will reduce performance results.

GENERAL INFORMATION
--------------------------------------------------------------------------------
DESCRIPTION OF SHARES

   The Fund is an open-end diversified management investment company organized under the laws of the State of Maryland on July 2, 1987 and is authorized to issue 20 million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is October 31.

   The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Emerging Growth Fund Institutional Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have three other classes of shares in addition to the shares offered hereby:
"Flag Investors Emerging Growth Fund Class A Shares", "Flag Investors Emerging Growth Fund Class B Shares" and "Alex. Brown Capital Advisory and Trust Emerging Growth Shares." Additional information concerning the Fund's other classes of shares may be obtained by calling Alex. Brown at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and the net asset value per share of classes may differ at times.

ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

REPORTS


   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their Institutional Shares should contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080 or a Participating Dealer, as appropriate.

                  FLAG INVESTORS EMERGING GROWTH FUND, INC.
                            (INSTITUTIONAL SHARES)
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------
Send completed Application by overnight carrier to:
  Alex. Brown & Sons Incorporated/Flag Investors Funds
  1004 Baltimore Avenue, 4th Floor
  Kansas City, MO 64105
  Attn: Flag Investors Emerging Growth Fund, Inc.

For assistance in completing this Application please call: 1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

If you are paying by check, make check payable to "Flag Investors Emerging Growth Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.

--------------------------------------------------------------------------------
                    YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

Name on Account
________________________________________________________________________________
Name of Corporation, Trust or Partnership
________________________________________________________________________________
Tax ID Number

[ ] Corporation [ ] Partnership [ ] Trust
[ ] Non-Profit or Charitable Organization [ ] Other ________
If a Trust, please provide the following:

________________________________________________________________________________
Date of Trust              For the Benefit of

________________________________________________________________________________
Name of Trustees (If to be included in the Registration)


Mailing Address
________________________________________________________________________________
Name of Individual to Receive Correspondence
________________________________________________________________________________
Street
________________________________________________________________________________
City                               State                  Zip
(  )
_______________________________________________________________________________
Daytime Phone

--------------------------------------------------------------------------------

                               INITIAL INVESTMENT

The minimum initial purchase for the Institutional Shares of the Fund is $500,000, except that the minimum initial purchase is $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of Alex. Brown.

Indicate the amount to be invested and the method of payment:
__ A. By Mail: Enclosed is a check in the amount of $_____ payable to Flag
   Investors Emerging Growth Fund, Inc.
__ B. By Wire: A bank wire in the amount of $____ has been sent
   from __________________________    _________________________
                   Name of Bank        Wire Control Number
    Wire Instructions
         Follow the instructions below to arrange for a wire transfer for initial investment:
         o Send completed Application by overnight carrier to Alex. Brown & Sons Incorporated/Flag Investors Funds at the address listed above.
         o  Call 1-800-553-8080 to obtain new investor's Fund account number.
         o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
            IFTC
            a/c Alex. Brown & Sons Incorporated/Flag Investors Funds
            Acct. # 7528183
            ABA # 1010-0362-1
            Kansas City, Missouri 64105
         Please include the following information in the wire:
         o  Flag Investors Emerging Growth Fund, Inc. -- Institutional Shares
         o  "For further credit to ____________________________________."
                                    (Investor's Fund Account Number)

--------------------------------------------------------------------------------
                              DISTRIBUTION OPTIONS


Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Institutional Shares of the Fund.
     Income Dividends
     [ ] Reinvested in additional shares
     [ ] Paid in cash

     Capital Gains
     [ ] Reinvested in additional shares
     [ ] Paid in cash


--------------------------------------------------------------------------------
                             TELEPHONE TRANSACTIONS


I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:
                  No, I do not want: [ ] Telephone redemption privileges
                                     [ ] Telephone exchange privileges
                  Redemptions effected by telephone will be wired to the bank account designated below.

--------------------------------------------------------------------------------
                            BANK ACCOUNT DESIGNATION
                        (THIS SECTION MUST BE COMPLETED)

Please attach a blank, voided check to provide account and bank routing information.
_______________________________________________________________________________
Name of Bank                                 Branch

_______________________________________________________________________________
Bank Address                                 City/State/Zip

_______________________________________________________________________________
Name(s) on Account

_______________________________________________________________________________
Account Number                          A.B.A. Number

                   ACKNOWLEDGEMENT, CERTIFICATE AND SIGNATURE

                  [The following information appears in a box.]

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ] U.S. Citizen/Taxpayer:
    [ ] I certify that (1) the number shown above on this form is the correct
        Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    [ ] If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)
 [ ] Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes:
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
                                  [end of box]
I have received a copy of the Fund's prospectus dated March 1, 1997. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.
                  [The following information appears in a box.]
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
                                  [end of box]

_______________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc.         Date

_______________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc.         Date
--------------------------------------------------------------------------------
                  Person(s) Authorized to Conduct Transactions

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ------* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.
______________________________________         _______________________________
Name/Title                                         Signature     Date

______________________________________         _______________________________
Name/Title                                         Signature     Date

______________________________________         _______________________________
Name/Title                                         Signature     Date

______________________________________         _______________________________
Name/Title                                         Signature     Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.
* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

--------------------------------------------------------------------------------
                            Certificate of Authority

Investors must complete one of the following two Certificates of Authority. Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)
I _________________, Secretary of the above-named investor, do hereby certify that at a meeting on ___________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.

Witness my hand and seal on behalf of the investor:
This _____ day of __________, 199__    Secretary ______________________________
The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.
_______________________________________________________________________________
Signature and title                                             Date
Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee) The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).


_______________________________________________________________________________
Signature and title                                             Date

_______________________________________________________________________________
Signature and title                                             Date

                         Supplement dated March 1, 1997
                      to Prospectus dated March 1, 1997 of
           Alex. Brown Capital Advisory & Trust Emerging Growth Shares



The prospectus dated March 1, 1997 of Flag Investors Emerging Growth Fund, Inc. (the "Fund") is hereby amended and supplemented by the following:

The section entitled "Management of the Fund" is amended as follows:

A special meeting of shareholders, for the purpose of electing directors, has been scheduled for March 7, 1997. Until such time, the Fund's directors are as follows:

Truman T. Semans
Richard T. Hale
James J. Cunnane
John F. Kroeger
Louis E. Levy
Eugene J. McDonald

Two directors and all of the officers of the Fund are officers and employees of the Distributor or the Advisor. The other directors have no affiliation with the Distributor or the Advisor.

                      [This page intentionally left blank]

                                     LOGO


         ALEX. BROWN CAPITAL ADVISORY & TRUST EMERGING GROWTH SHARES
            (A Class of Flag Investors Emerging Growth Fund, Inc.)

                         Prospectus -- March 1, 1997
-----------------------------------------------------------------------------

This mutual fund (the "Fund") seeks long-term capital appreciation primarily through investment in a diversified portfolio of small and mid-sized emerging growth companies.

Alex. Brown Capital Advisory & Trust Shares of the Fund ("ABCAT Shares") are available solely for the discretionary accounts of Alex. Brown Capital Advisory & Trust Company and its affiliates. (See "How to Invest in ABCAT Shares.")

This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated March 1, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling Alex. Brown Capital Advisory & Trust Company.

No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or its distributor.


TABLE OF CONTENTS

Fund Expenses  ..............................           1
Financial Highlights  .......................           1
Investment Program  .........................           4
Investment Restrictions  ....................           5
How to Invest in ABCAT Shares  ..............           6
How to Redeem ABCAT Shares  .................           6
Dividends and Taxes  ........................           6
Management of the Fund  .....................           7
Investment Advisor  .........................           8
Distributor  ................................           8
Custodian, Transfer Agent and Accounting
  Services ..................................           8
Performance Information  ....................           9
General Information  ........................           9

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

-----------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
           PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES
-------------------------------------------------------------------------------

Shareholder Transaction Expenses:
 (as a percentage of offering price)

Maximum Sales Charge Imposed on Purchases  ..............              None
Maximum Sales Charge Imposed on Reinvested Dividends  ...              None
Maximum Deferred Sales Charge  ..........................              None

Annual Fund Operating Expenses:
 (as a percentage of average daily net assets)

Management Fees  ........................................              .85%
12b-1 Fees  .............................................              None
Other Expenses  .........................................              .39%
Total Fund Operating Expenses  ..........................             1.24%*
                                                                      =====

----------
*Alex. Brown Capital Advisory & Trust Company intends to waive its advisory fee at the account level for client assets invested in ABCAT Shares.

Example:                                                  1 year     3 years     5 years     10 years
--------                                                 --------   ---------   ---------   ----------

You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period: ..........     $13        $39          $68         $150

The Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "How to Invest in ABCAT Shares," "Investment Advisor" and "Distributor.") The ABCAT Shares have been offered only since January 10, 1997. Accordingly, the Expenses and Example appearing in the table above are based on the Fund's expenses for the Flag Investors Class A Shares, another class of shares offered by the Fund, less 12b-1 fees of .25%. The Expenses and Example have been restated to reflect current, rather than historical, fees.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

   The Fund has offered the ABCAT Shares since January 10, 1997. However, the Fund has offered Flag Investors Class A Shares since December 30, 1987 and Flag Investors Institutional Shares since November 2, 1995. Historical financial information about the Fund is not fully applicable to the ABCAT Shares because the expenses paid by the Fund in the past differ from those the ABCAT Shares will incur. (See "Fund Expenses.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table are a part of the Fund's financial statements for the Flag Investors Class A Shares and the Flag Investors Institutional Shares for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the Fund's other classes for the fiscal year ended October 31, 1996 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information for the Fund's other classes is contained in the Fund's Annual Report for the fiscal year ended October 31, 1996, which can be obtained at no charge by calling the Fund at (800) 767-3524.

-------------------------------------------------------------------------------

(For a share outstanding throughout each period)+
-------------------------------------------------------------------------------

                                                               Flag Investors
                                                            Institutional Shares
                                                            --------------------   ---------
                                                               For the period
                                                             November 2, 1995*
                                                                  through
                                                              October 31, 1996       1996
                                                            --------------------   ---------
Per Share Operating Performance:
   Net asset value at beginning of period ....................   $    17.45       $    17.09
                                                                 ----------       ----------
Income from Investment Operations:
   Expenses in excess of income ..............................        (0.12)           (0.15)
   Net realized and unrealized gain/(loss) on investments ....         2.72             3.10
   Effect of other capital share activity ....................           --               --
                                                                 ----------       ----------
   Total from Investment Operations ..........................         2.60             2.95
                                                                 ----------       ----------
Less Distributions:
   Dividends from net investment income and short-term
     gains ...................................................        (0.30)           (0.30)
   Distributions from net realized long-term gains ...........        (0.60)           (0.60)
                                                                 ----------       ----------
   Total distributions .......................................        (0.90)           (0.90)
                                                                 ----------       ----------
   Net asset value at end of period ..........................   $    19.15       $    19.14
                                                                 ==========       ==========
Total Return** ...............................................        16.48%           18.19%
Ratios to Average Daily Net Assets:
   Expenses ..................................................         1.25%(1)         1.50%
   Expenses in excess of income ..............................        (0.61)%(1)       (0.83)%
Supplemental Data:
   Net assets at end of period (000) .........................   $   19,751          $45,325
   Portfolio turnover rate ...................................           24%(1)           24%(1)
   Average commissions per share(2) ..........................   $     0.07       $     0.07

------
  +  Computed based upon average shares outstanding.
  *  Commencement of operations.
 **  Total return excludes the effect of sales charge.
 (1) Annualized.
 (2) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund in purchases and sales of investments during the period.

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

            Flag Investors Class A Shares
--------------------------------------------------------------------------------

                                                                                          For the period
                            For the Year Ended October 31,                              December 30, 1987*
-------------------------------------------------------------------------------------         through
   1995         1994        1993         1992        1991         1990         1989      October 31, 1988
   ----         ----        ----         ----        ----         ----         ----      ------------------
$    12.90  $    14.02  $    13.53   $    15.23   $     8.93   $    14.90  $    10.87       $    10.00
----------  ----------  ----------   ----------   ----------   ----------  ----------       ----------

     (0.09)      (0.08)      (0.08)       (0.16)       (0.10)       (0.11)      (0.05)            0.10
      4.32        0.47        1.20        (1.54)        6.40        (4.00)       4.13            (0.88)
        --          --          --           --           --           --          --             1.65
----------  ----------  ----------   ----------   ----------   ----------  ----------       ----------
      4.23        0.39        1.12        (1.70)        6.30        (4.11)       4.08             0.87
----------  ----------  ----------   ----------   ----------   ----------  ----------       ----------

        --          --          --           --           --        (1.86)      (0.05)              --
                                                               ----------   ---------
     (0.04)      (1.51)      (0.63)          --           --           --          --               --
----------  ----------  ----------   ----------   ----------   ----------  ----------       ----------
     (0.04)      (1.51)      (0.63)          --           --        (1.86)      (0.05)              --
----------  ----------  ----------   ----------   ----------   ----------  ----------       ----------
$    17.09  $    12.90  $    14.02   $    13.53   $    15.23   $     8.93  $    14.90       $    10.87
==========  ==========  ==========   ==========   ==========   ==========  ==========       ==========

     32.92%       3.75%       8.33%      (11.16)%      70.55%      (31.63)%     37.64%            8.80%

      1.50%       1.50%       1.50%        1.46%        1.50%        1.50%       1.49%            1.47%(1)
     (0.64)%     (0.73)%     (0.52)%      (0.92)%      (0.76)%      (0.92)%     (0.42)%           1.02%(1)

$   38,127  $   23,302  $   28,867   $   38,924   $   48,656   $   31,678  $   44,396      $    26,159
        39%         86%        133%          69%          79%          82%        108%             110%
        --          --          --           --           --           --          --               --
----------  ----------  ----------   ----------   ----------   ----------  ----------       ----------

INVESTMENT PROGRAM
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, POLICIES AND
RISK CONSIDERATIONS

   The Fund's investment objective is long-term capital appreciation. The Fund will seek to accomplish its objective through investments in small and mid-sized emerging growth companies. This investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective.

   In general, an emerging growth company with approximately $250 million or less in annual sales would be considered to be a small company, while an emerging growth company with approximately $250 million to $1 billion in annual sales would be considered to be a mid-sized company. While the Fund intends to invest in emerging growth companies that are small to mid-sized at the time of investment, it may retain the securities of these companies even after they reach a larger size if the Fund's investment advisor believes they continue to have growth potential. Investments in such emerging growth companies involve certain risks. (See "Special Risk Considerations.")

   The Fund will attempt to reduce the volatility inherent in the price of individual investments in this sector of the market by investing in a diversified portfolio of securities of companies that the Fund's investment advisor believes are well managed and have experienced or have the potential to experience rapid growth in revenues, earnings, assets and cash flow. As an additional attempt to limit volatility, the Fund will invest in a broad cross-section of industries. While the Fund's investments in particular industries will change from time to time as investment opportunities change, it will invest primarily, but not exclusively, in companies in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.

   The Fund's investment advisor (the "Advisor") will seek to identify companies which, in its opinion, have the ability to sustain a relatively high level of growth and profitability. In selecting such companies, the Advisor will focus on a number of key criteria including: industry position, management quality and experience, accounting and financial policies, marketing and service capabilities and the productivity of the product development effort.

   Under normal circumstances Fund assets will be invested as fully as possible in the common stocks and securities convertible into common stocks of small and mid-sized emerging growth companies (and at least 65% of the Fund's assets will be so invested). However, up to 25% of the Fund's assets may from time to time be invested in "other investments" which do not otherwise meet the criteria set forth above, but which the Advisor believes offer improved opportunities for growth not yet fully appreciated by investors. Such investments may arise, for example, because of a new product developed by a mature company or a new opportunity in an established business line of a mature company that shows growth potential similar to that of emerging growth companies.

   The Fund may invest up to 20% of its assets in convertible securities which are fixed-income securities which may be converted at a stated price, within a specified period of time, into a specified number of shares of common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

   In addition to the above, even under normal circumstances, up to 35% of the Fund's assets may be invested in U.S. Government securities, corporate bonds and debentures rated in one of the three highest rating categories of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or, if unrated, determined by the Advisor to be of equivalent quality), preferred stocks or money market instruments when the Advisor believes doing so is appropriate in light of the Fund's investment objective and market conditions.

   In addition, for temporary defensive purposes, the Fund may, without limit, hold money market instruments that are rated in the top two categories published by Moody's or S&P or, if unrated, are of comparable quality as determined by the Advisor.

   The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Advisor under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (see "Investment Restrictions"). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

   The Fund may engage to a limited extent in the following investment practices, each of which may involve certain special risks. The Statement of Additional Information contains more detailed information about these practices, including limitations designed to reduce these risks.

1) Repurchase Agreements. The Fund may agree to purchase U.S. Government securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

2) Loans of Portfolio Securities. The Fund may also lend portfolio securities to financial institutions in accordance with the investment restrictions described in this Prospectus and the Statement of Additional Information. The Fund lends portfolio securities only to those financial institutions that are approved as creditworthy by the Fund's Board of Directors and only against collateral consisting of cash or U.S. Government securities with an aggregate value at all times equal to or greater than the value of the securities loaned. The borrowers pay the Fund an amount equal to any dividends or interest received on the securities they borrow. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.

SPECIAL RISK CONSIDERATIONS

   Although the Advisor will seek to invest in quality emerging growth companies, there are risks to investors inherent in the characteristics of emerging growth companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. Securities held by the Fund may have limited trading markets that may be subject to wide price fluctuations. In view of such factors, the net asset value of a share may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.


   The companies in which the Fund may invest may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. They may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. Small companies may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small companies may suffer significant losses.

INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations.

   1) As a matter of fundamental policy, the Fund will not borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities. This restriction may not be changed without the affirmative vote of a majority of the outstanding shares.

   2) Additionally, the Fund will not invest more than 10% of the Fund's net assets in illiquid securities, including time deposits and repurchase agreements with maturities of greater than seven days. This restriction may be changed by a vote of the majority of the Board of Directors.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

HOW TO INVEST IN ABCAT SHARES
-------------------------------------------------------------------------------

   Alex. Brown Capital Advisory & Trust Company and its affiliates may acquire ABCAT Shares on behalf of their discretionary accounts by placing orders with the Fund's distributor (the "Distributor"). Beneficial ownership of ABCAT Shares will be reflected on books maintained by Alex. Brown Capital Advisory & Trust Company or an affiliate. There is no minimum for initial or subsequent investments in ABCAT Shares.

   It is the responsibility of Alex. Brown Capital Advisory & Trust Company and its affiliates to transmit orders for ABCAT Share purchases and to deliver required funds to the Distributor. Orders for purchases of ABCAT Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for ABCAT Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order and immediately available funds. The Fund reserves the right to suspend the sale of ABCAT Shares at any time or reject any order.

   The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

   In the interest of economy and convenience and because of the operating procedures for the ABCAT Shares, certificates representing such shares will not be issued. Beneficial owners of ABCAT Shares ("Shareholders") will have the same rights and ownership with respect to such shares as if certificates had been issued.

HOW TO REDEEM ABCAT SHARES
-------------------------------------------------------------------------------

   ABCAT Shares may be redeemed by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as appropriate, on any Business Day by transmission of a redemption order through the Distributor, or by regular or express mail to the Fund's transfer agent (the "Transfer Agent") at its address listed under "Custodian, Transfer Agent and Accounting Services." A redemption order is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern
Time), or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed ABCAT Shares will be made to, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as appropriate, for the benefit of Shareholders. Payment will be made as promptly as feasible and, under most circumstances, within three Business Days.

   Dividends payable up to the date of the redemption of ABCAT Shares will be paid on the next dividend payment date.

DIVIDENDS AND TAXES
-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) in the form of annual dividends. The Fund anticipates that it will distribute substantially all of its "net capital gain" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution.

   Unless other arrangements are made, all income dividends and net capital gains distributions, if any, will be reinvested in additional ABCAT Shares at net asset value.

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain tax considerations affecting the Fund and the Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the Shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to Shareholders, but Shareholders, unless otherwise exempt, will be taxed on the amounts so distributed, regardless of whether such distributions are paid in cash or reinvested in additional ABCAT Shares.

   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxed to Shareholders as long-term capital gains regardless of the length of time a Shareholder has held the ABCAT Shares. All other income distributions are taxed to the Shareholders as ordinary income. Corporate Shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. The Fund will provide advice annually as to the tax status of all distributions.

   Ordinarily, Shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the Shareholders and paid by the Fund in the year in which the dividends were declared.

   The sale, exchange, or redemption of ABCAT Shares is a taxable event for the Shareholder.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) prior to the end of each calendar year to avoid liability for federal excise tax.

   Shareholders are advised to consult their tax advisors concerning the application of the rules described above to their particular circumstances and the application of federal, state and local income taxes to investments in the Fund.

MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------

   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Advisor and with its distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Distributor and to the Advisor. Three Directors and all of the officers of the Fund are officers or employees of the Distributor or the Advisor. The other Directors of the Fund have no affiliation with the Distributor or the Advisor.

   The Fund's Directors and officers are as follows:

Truman T. Semans      Chairman        Frederick L. Meserve, Jr.   President
Charles W. Cole, Jr.  Director        Edward J. Veilleux          Vice President
Richard T. Hale       Director        Gary V. Fearnow             Vice President
James J. Cunnane      Director        Charles A. Reid             Vice President
John F. Kroeger       Director        Sandra J. Doeller           Vice President
Louis E. Levy         Director        Scott J. Liotta             Vice President
Eugene J. McDonald    Director        Joseph A. Finelli           Treasurer
Rebecca W. Rimel      Director        Edward J. Stoken            Secretary
Carl W. Vogt          Director        Laurie D. Collidge          Assistant
                                                                    Secretary

INVESTMENT ADVISOR
-------------------------------------------------------------------------------

   Investment Company Capital Corp., the Fund's investment advisor ("ICC" or the "Advisor"), is an indirect subsidiary of Alex. Brown Incorporated (described below) and an affiliate of Alex. Brown Capital Advisory & Trust Company. Since the mid 1970's, Alex. Brown Incorporated has provided services to and in respect of emerging growth and later stage private companies in the United States, including research and analysis, venture capital participation, investment banking and investment advisory services. Subject to review by the Board of Directors and to any limitations imposed by applicable law, the Fund may purchase securities of such emerging growth companies. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $5.1 billion of assets as of December 31, 1996. The address of ICC is One South Street, Baltimore, Maryland 21202.

   ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

   The Advisory Agreement provides for a maximum annual fee equal to .85% of Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Flag Investors Class A Shares of no more than 1.50%. As compensation for its services for the fiscal year ended October 31, 1996, the Advisor received from the Fund a fee equal to .75% of the Fund's average daily net assets.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

PORTFOLIO MANAGER

   Frederick L. Meserve, Jr., President of the Fund and a principal of Alex. Brown & Sons Incorporated, has had primary responsibility for managing the Fund's assets since October of 1993. Mr. Meserve joined Alex. Brown in 1977. He has been a member of Alex. Brown's Investment Committee since 1979. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S.&E. from Princeton University in 1960 and an M.B.A. from Columbia School of Business in 1962.


DISTRIBUTOR
-------------------------------------------------------------------------------

   Alex. Brown & Sons Incorporated ("Alex. Brown"), One South Street, Baltimore, Maryland 21202, acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the ABCAT Shares.

   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to individuals and entities other than Fund shareholders.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
-------------------------------------------------------------------------------

   Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1996, ICC received from the Fund a fee equal to .08% of the Fund's average daily net assets. (See the Statement of Additional Information.)

   PNC Bank, National Association, with offices at Airport Business Park,
200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Dow Jones Industrial Average, and the NASDAQ OTC Composite and OTC Industrial Indices. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions.

GENERAL INFORMATION
-------------------------------------------------------------------------------

DESCRIPTION OF SHARES

   The Fund is an open-end diversified management investment company organized under the laws of the State of Maryland on July 2, 1987 and is authorized to issue 20 million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is October 31.

   The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Alex. Brown Capital Advisory & Trust Emerging Growth Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have three other classes of shares in addition to the shares offered hereby: "Flag Investors Emerging Growth Fund Class A Shares," "Flag Investors Emerging Growth Fund Class B Shares" and "Flag Investors Emerging Growth Fund Institutional Shares." Additional information concerning the Fund's other classes of shares may be obtained by calling Alex. Brown at (800) 767-3524. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to ABCAT Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and the net asset value per share of classes may differ at times.

ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

REPORTS

   The Fund furnishes semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their ABCAT Shares should contact their account manager at Alex. Brown Capital Advisory & Trust Company.

                       STATEMENT OF ADDITIONAL INFORMATION

                          -----------------------------


                    FLAG INVESTORS EMERGING GROWTH FUND, INC.


                                One South Street
                            Baltimore, Maryland 21202


                          -----------------------------




           THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR BY WRITING OR CALLING ALEX. BROWN & SONS INCORPORATED, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.



















            Statement of Additional Information Dated: March 1, 1997
                Relating to Prospectuses dated March 1, 1996 for:
            Flag Investors Class A and Flag Investors Class B Shares
                       Flag Investors Institutional Shares
                                      and
                   Alex. Brown Capital Advisory & Trust Shares

                                TABLE OF CONTENTS


                                                                     Page
                                                                     ----


 1.      General Information and History........................       1

 2.      Investment Objectives and Policies.....................       2

 3.      Valuation of Shares and Redemption.....................       4

 4.      Federal Tax Treatment of Dividends and
           Distributions........................................       5

 5.      Management of the Fund.................................       7

 6.      Investment Advisory and Other Services.................      13

 7.      Distribution of Fund Shares............................      14

 8.      Brokerage..............................................      18

 9.      Capital Shares.........................................      20

10.      Semi-Annual Reports....................................      21

11.      Custodian, Transfer Agent and Accounting Services .....      21

12.      Independent Accountants................................      22

13.      Performance Information................................      22

14.      Control Persons and Principal Holders of
           Securities...........................................      24

15.      Financial Statements ..................................      25

1. GENERAL INFORMATION AND HISTORY

        Flag Investors Emerging Growth Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Flag Investors Emerging Growth Fund Class A Shares (the "Flag Investors Class A Shares"), Flag Investors Emerging Growth Fund Class B Shares (the "Flag Investors Class B Shares"), Flag Investors Emerging Growth Fund Institutional Shares (the "Flag Investors Institutional Shares") and Alex. Brown Capital Advisory & Trust Emerging Growth Shares (the "ABCAT Shares") (collectively, the "Shares").

        There are three separate prospectuses for the Fund's shares: one for the Flag Investors Class A and Flag Investors Class B Shares, one for the Flag Investors Institutional Shares and one for the ABCAT Shares. Each prospectus contains important information concerning the classes of shares offered thereby and the Fund and may be obtained without charge from Alex. Brown & Sons Incorporated (the "Distributor"), One South Street, Baltimore, Maryland 21202 (telephone: (800) 767-FLAG) or, with respect to each class except the ABCAT Shares class, from Participating Dealers that offer such Shares to prospective investors. Prospectuses for the Flag Investors Class A and Flag Investors Class B Shares may also be obtained from Shareholder Servicing Agents. As used herein, the term "Prospectus" describes information common to the prospectuses of the four classes of the Fund's Shares, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Flag Investors Emerging Growth Fund, Inc., and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the registration statement respecting the Fund and its Shares filed with the SEC. Copies of the registration statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

        The Fund was incorporated under the laws of the State of Maryland on July 2, 1987. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended ("the Investment Company Act") and its Shares under the Securities Act of 1933, as amended. The Fund's registration statement was declared effective by the SEC on June 15, 1988 and the Fund commenced operations as a diversified open-end management investment company. The Fund has offered the Flag Investors Class A Shares since its inception on December 30, 1987, the Flag Investors Institutional Shares since November 2, 1995, the Flag Investors Class B Shares since June 20, 1996 and the ABCAT Shares since January 10, 1997.

        Under a license agreement dated December 29, 1987 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to that name and logo, including the right to permit other investment companies to use them.

Size of the Fund

        The allocation of the Fund's assets in emerging growth companies requires substantial research and analysis in respect of such companies and the Fund's management believes that the size of the Fund should be limited so that the investment advisor can perform the appropriate research and analysis of investment opportunities. Accordingly, at such time as the assets of the Fund are in excess of $400 million, the Fund will accept Share purchases only from existing shareholders (including reinvestment of dividends and capital gains distributions). Further, at such time as the assets of the Fund are in excess of

$500 million, the Fund will discontinue sales of Shares with the exception of purchases made by pre-existing IRA accounts.

2. INVESTMENT OBJECTIVES AND POLICIES

Investment Objective and Policies of the Fund

        The Fund's investment objective and its general investment policies are described in the Prospectus. As stated in the Prospectus, the Fund's investment objective is long-term capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments therefore will be incidental to the Fund's objective. There can be no assurance that the Fund will, in fact, achieve its objective. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval.

        The Prospectus discusses the types of securities in which the Fund will invest, the portfolio policies and techniques and the size of the Fund. This Statement of Additional Information describes other investment practices in which the Fund may engage, including making loans of the Fund's portfolio securities, purchasing securities for future delivery, and entering into repurchase agreements.

Other Investment Practices

        Except as described in the section of the Prospectus entitled "Investment Restrictions" and below under "Investment Restrictions", the investment policies described in the Prospectus and in this Statement of Additional Information are not fundamental, and the Board of Directors may change such policies without the affirmative vote of a majority of the Fund's outstanding Shares. The Fund's investment objective may not be changed by the Board of Directors without such a vote.

        As described in the Prospectus, the Fund may invest up to 20% of its net assets in securities convertible into the common stock of high quality growth companies. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Repurchase Agreements

        The Fund may agree to purchase U.S. Government securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Fund's investment advisor (the "Advisor"). The list of approved banks and broker-dealers will be monitored regularly by the Advisor and reviewed at least quarterly by the Fund's Board of Directors. The seller under a repurchase agreement would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

Loans of Portfolio Securities

        The Fund may also lend portfolio securities to financial institutions in accordance with the investment restrictions described in the Prospectus and this Statement of Additional Information. The Fund will lend portfolio securities only to those financial institutions that are approved as creditworthy by the Fund's Board of Directors and only against collateral consisting of cash or U.S. Government securities with an aggregate value at all times equal to or greater than the value of the securities loaned. The borrower would pay to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund would retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Investment Restrictions

        The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the Fund's outstanding Shares.
Accordingly, the Fund will not:

                1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

                2) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

                3) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

                4) Invest in real estate or mortgages on real estate except that the Fund may invest in the securities of companies that invest in real estate or mortgages;

                5) Purchase or sell commodities or commodities contracts;

                6) Act as an underwriter of securities within the meaning of the federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                7) Issue senior securities;

                8) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may lend portfolio securities and enter into repurchase agreements as described in the Registration Statement;

                9) Effect short sales of securities;

                10) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); or

                11) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.


        The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:

                1) Invest in shares of any other investment company registered under the Investment Company Act, except as a temporary investment in an investment company that invests only in securities the Fund could purchase directly for temporary investment, provided that the Fund will pay any sales charges in connection with such purchases without reduction to the sales charges on purchases of Shares, and provided further, that the Fund shall acquire not more than 3% of the total outstanding voting stock of such company, or invest more than 5% of the Fund's assets in any one such company or 10% of the Fund's assets in all such investment companies, and only as otherwise permitted by law. (The Fund might incur sales charges, management fees and other expenses in connection with any such investment, which charges would be a Fund expense and accordingly might have some impact on the Fund's net asset value);

                2) Invest more than 10% of the Fund's net assets in illiquid securities, including time deposits and repurchase agreements with maturities of greater than seven days.


3. VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

        The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) on each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

        Under normal circumstances, the Fund will redeem Flag Investors Class A and Flag Investors Class B Shares by check, Flag Investors Institutional Shares by wire transfer of funds, and ABCAT Shares by transfer of funds by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as described in the Prospectus relating to each class of Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will redeem Shares by distributions in kind. If Shares are redeemed in kind, a redeeming shareholder will incur brokerage costs when the assets are later converted into cash. The valuation of portfolio securities, by the method described under "How to Invest" in each prospectus will be made as of the same time the redemption price is determined. The Fund's ability to make payment of the redemption price by distribution in kind is further limited because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

4. FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

        The Fund expects to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. However, in order to qualify as a RIC for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from sale or other disposition of stock or securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"), and (2) derive less than 30% of its gross income (exclusive of certain gains from the designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act); (b) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities).

        The Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities (so long as such other securities with respect to any issuer do not constitute more than 5% of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase. The Fund may curtail its investments in and trading of other securities where the application thereto of the Asset Diversification Test is uncertain.

        Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within twelve months after the close of the taxable year, will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

        Although the Fund intends to distribute substantially all of its net investment income and capital gains for any taxable (i.e., fiscal) year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

        The foregoing requirements of the Code may inhibit the Fund in its efforts to achieve its investment objectives.

Fund Distributions

        The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional Shares.

        The Fund also anticipates that it will distribute substantially all of its "net capital gains" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution. Such a distribution, whether paid in cash or reinvested in Shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held Fund Shares or whether such gains were reflected in the price paid for the Shares. The aggregate amount of distributions designated by the Fund as capital gains distributions may not exceed the net capital gains of the Fund for any taxable year, determined by excluding any net capital losses or net long-term capital losses attributable to transactions occurring after October 31 of such year and by treating any such losses as if they arose on the first day of the following taxable year.

        Shareholders who invest either distributions of investment company taxable income or capital gains in additional Shares will generally be treated as receiving a distribution in an amount equal to the fair market value, determined as of the payment date, of the Shares received. Such shareholders will have a cost basis in each Share received equal to the fair market value of a Share of the Fund on the payment date.

        Ordinary income dividends paid by the Fund to corporate shareholders will be eligible for the 70% dividends received deduction to the extent of the gross amount of qualified dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend is a qualified dividend if it is received from a domestic corporation. The Fund will provide a statement annually to shareholders of the amount of dividends eligible for the deduction. The dividends received deduction is not available for capital gains distributions.

        For purposes of the alternative minimum tax and the environmental tax, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account in determining their "alternative minimum taxable income."

        Investors should be careful to consider the tax implications of buying Shares just prior to the next record date for any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received even though the net asset value per share on the date of purchase reflected the amount of such distribution.

        If, for any taxable year, the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

        The Fund generally will be required in certain cases to withhold tax at the rate of 31% with respect to distributions payable to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or that he is an "exempt recipient."

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

        The Code imposes a nondeductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For this purpose, in determining its capital gain net income for the one-year period ending on October 31 of such calendar year the Fund must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but not below the net capital gains for the one-year period ending on October 31). Because the Fund intends to distribute all of its income currently (or to retain, at most, its "net capital gains" and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability. The liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

        Generally, gain or loss on the sale, exchange or redemption of a Share will be capital gain or loss, which will be long-term capital gain or loss if the Share is held for more than one year and otherwise will be short-term capital gain or loss. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less, such loss will be treated as a long-term capital loss to the extent that any capital gains distributions have been paid with respect to such Share (or any undistributed net capital gains of the Fund with respect to such Share have been included in determining the shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends or distributions during the 61-day period.

        Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of federal, state and local tax rules affecting an investment in the Fund.


5. MANAGEMENT OF THE FUND

        The overall business affairs of the Fund are the responsibility of the Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers and to the

   Advisor and the Distributor. Three Directors and all of the officers of the Fund, are officers or employees of the Advisor or the Distributor. The other Directors of the Fund have no affiliation with the Advisor or the Distributor.

Directors and Officers

        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations for the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/27)
        Managing Director, Alex. Brown & Sons Incorporated and Director, Investment Company Capital Corp. (registered investment advisor); Formerly, Vice Chairman, Alex. Brown & Sons Incorporated.

*CHARLES W. COLE, JR., Director (11/11/35)+
        Vice Chairman, Alex. Brown Capital Advisory & Trust Company (registered investment advisor); Chairman, Investment Company Capital Corp. (registered investment advisor); Director, Provident Bankshares Corporation and Provident Bank of Maryland; Formerly, President, Chief Executive Officer, Chief Administrative Officer and Director, First Maryland Bancorp, The First National Bank of Maryland and First Omni Bank; Director, York Bank and Trust Company. +

*RICHARD T. HALE, Director (7/17/45)
        Managing Director, Alex. Brown & Sons Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.

JAMES J. CUNNANE, Director (3/11/38)
        CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director (8/11/24)
        37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies), and AMBAC Treasurers Trust (registered investment companies).

REBECCA W. RIMEL, Director (4/10/51)
        The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, PA 19103-7017; President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, Director (4/20/36)
        Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking); Formerly, Chairman National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

FREDERICK L. MESERVE, JR., President (12/11/38)
        Principal, Alex. Brown & Sons Incorporated 1977-Present.

EDWARD J. VEILLEUX, Vice President (8/26/43)
        Principal, Alex. Brown & Sons Incorporated; Vice President, Armata Financial Corp. (registered broker-dealer); Executive Vice President, Investment Company Capital Corp. (registered investment advisor).

GARY V. FEARNOW, Vice President (12/6/44)
        Managing Director, Alex. Brown & Sons Incorporated and Manager, Special Products Department, Alex. Brown & Sons Incorporated.

CHARLES A. REID, Vice President (7/28/43)
        Principal, Alex. Brown & Sons Incorporated, 1980-Present; Principal, Alex. Brown Capital Advisory & Trust Company; General Partner, Baltimore Street Capital III (growth companies investor).

SANDRA J. DOELLER, Vice President (8/29/61)
        Vice President, Alex. Brown & Sons Incorporated, 1994-Present; Equity Trader, Asset Management Department, Alex. Brown & Sons Incorporated, 1983-Present.

SCOTT J. LIOTTA, Vice President (3/18/65) +
        Manager, Fund Administration, Alex. Brown & Sons Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc.(registered investment companies), April 1994-July 1996; and Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, Alex. Brown & Sons Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.

EDWARD J. STOKEN, Secretary (8/7/47)
        Compliance Officer, Alex. Brown & Sons Incorporated, April 1995-Present; Formerly, Legal Advisor, Federated Investors (registered investment advisor), 1991-1995.

LAURIE D. COLLIDGE, Assistant Secretary (1/1/66)
        Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present.


--------------------
* A Director who is an "interested person" as defined in the Investment Company Act.
+     Mr. Liotta is Mr. Cole's son-in-law.

        Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by the Distributor or its affiliates. There are currently twelve funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a director of five other funds in the Fund Complex. Mr. Cole serves as Chairman of one Fund and as a director of seven other funds in the Fund Complex. Mr. Hale serves as President and director of one fund, as Chairman of three funds and as a director of each of the other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as directors of each fund in the Fund Complex. Ms. Rimel serves as a director of ten funds in the Fund Complex. Mr. Vogt serves as a director of nine funds in the Fund Complex. Mr. Fearnow serves as Vice President of ten funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of eleven funds in the Fund Complex. Mr. Liotta serves as Vice President, Mr. Finelli serves as Treasurer, Mr. Stoken serves as Secretary and Ms. Collidge serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex.


        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


        Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1996, Non-Interested Directors' fees attributable to the assets of the Fund totalled $1,136. The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the year ended October 31, 1996.



                                                            COMPENSATION TABLE


-------------------------------------------------------------------------------------------------------------------
Name of Person, Position               Aggregate Compensation     Pension or Retirement       Total Compensation
                                         From the Fund for         Benefits Accrued as      from the Fund and Fund
                                       the Fiscal Year Ended          Part of Fund            Complex Payable to
                                          October 31, 1996              Expenses           Directors for the Fiscal
                                                                                                  Year Ended
                                                                                               October 31, 1996
-------------------------------------------------------------------------------------------------------------------
*Truman T. Semans, Chairman                      $0                        $0                         $0

*Charles W. Cole, Jr., Director****              $0                        $0                         $0

*W. James Price, Director***                     $0                        $0                         $0

*Richard T. Hale, Director                       $0                        $0                         $0

James J. Cunnane, Director                     $355(1)                      +                $39,000 for service on 12
                                                                                            Boards in the Fund Complex

N. Bruce Hannay, Director**                    $106(1)                      +                $13,071 for service on 12
                                                                                            Boards in the Fund Complex

John F. Kroeger, Director                      $446(1)                      +                $49,000 for service on 12
                                                                                            Boards in the Fund Complex

Louis E. Levy, Director                        $355(1)                      +                $39,000 for service on 12
                                                                                            Boards in the Fund Complex

Eugene J. McDonald, Director                   $355(1)                      +                $39,000 for service on 12
                                                                                            Boards in the Fund Complex

Rebecca W. Rimel, Director****                  N/A                         +                 $39,000 for service on 6
                                                                                            Boards in the Fund Complex

Carl W. Vogt, Director****                      N/A                         +                 $29,250 for service on 5
                                                                                            Boards in the Fund Complex

Harry Woolf, Director***                       $355(1)                      +                $39,000 for service on 12
                                                                                            Boards in the Fund Complex


* Denotes an individual who is an "interested person" as defined in the Investment Company Act.

**    Retired on January 31, 1996 and is now deceased.

***   Retired, effective December 31, 1996.

****  Not a Fund Director in the fiscal year ended October 31, 1996.

+ The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense allocated to the Fund for the year ended October 31,1996 was approximately $1,837.

(1) Of amounts payable to Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, $196, $0, $0, $0, $196 and $196, respectively, was deferred pursuant to a Deferred Compensation Plan.


        The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant, who retired on January 31, 1996 and died on June 2, 1996 was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended October 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

        Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service for each Participant at December 31, 1996, are as follows: for Mr. Cunnane, 2 years; for Mr. Kroeger, 14 years; for Mr. Levy, 2 years; for Mr. McDonald, 4 years; for Ms. Rimel, 1 year; and for Mr. Vogt, 1 year.



Years of Service              Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------              -----------------------------------------------------------------

                                      Chairman of Audit Committee               Other Participants
                                      ---------------------------               ------------------

6 years                                          $4,900                                $3,900
7 years                                          $9,800                                $7,800
8 years                                         $14,700                               $11,700
9 years                                         $19,600                               $15,600
10 years or more                                $24,500                               $19,500



         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select various Flag Investors and Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


Code of Ethics


        The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

        The Code of Ethics requires that covered employees of the Advisor, certain directors or officers of the Distributor, and all Fund Directors who are "interested persons", preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of the Advisor and the Distributor may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.

6. INVESTMENT ADVISORY AND OTHER SERVICES

         On December 29, 1987, the sole shareholder of the Fund approved and on June 20, 1989 a majority of the outstanding Shares of the Fund approved, an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and the Advisor, which contract is described in greater detail below.

The Advisor

        Investment Company Capital Corp. ("ICC" or the "Advisor") is a wholly-owned subsidiary of Alex. Brown Financial Corporation and an indirect subsidiary of Alex. Brown Incorporated.

         ICC (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what issuers and securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Fund's Board of Directors regular financial reports and analyses respecting the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear necessary to the Fund to carry into effect its purchase and sale programs, (f) supervises all aspects of the Fund's management, (g) arranges, but does not pay for, the printing and mailing of prospectuses, proxy materials and shareholder reports, (h) prepares and files federal and state tax returns, (i) prepares and files registration statements and reports regarding the sale of shares and (j) maintains books and records respecting its activities. Any investment program undertaken by ICC will at all times be subject to policies and control of the Fund's Board of Directors. ICC shall not be liable to the Fund or its shareholders for any act or omission by ICC or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. ICC is free to render similar services to others.

        The Investment Advisory Agreement provides for a maximum annual fee, payable monthly, representing .85% of the Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Flag Investors Class A Shares of no more than 1.50% of the Flag Investors Class A Shares' average daily net assets.

        The Advisory Agreement will continue in effect for an initial term of two years and from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares of the Fund and (b) by the affirmative vote of a majority of the Non-Interested Directors who have no direct or indirect financial interest in the Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors, on September 30, 1996. The Fund or ICC may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, ICC received fees from the Fund of $381,086, $201,199 and $206,444, respectively.

        ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. See "Custodian, Transfer Agent and Accounting Services."

7. DISTRIBUTION OF FUND SHARES

        Alex. Brown & Sons Incorporated ("Alex. Brown" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to four separate Distribution Agreements, one for the Flag Investors Class A Shares, one for the Flag Investors Class B Shares, one for the Flag Investors Institutional Shares and one for the ABCAT Shares.

The Flag Investors Class A Shares and the Flag Investors Class B Shares

         The Flag Investors Class A and the Flag Investors Class B Distribution Agreements provide that Alex. Brown has the exclusive right to distribute the related class of Shares either directly or through other broker-dealers and further provides that Alex. Brown will solicit and receive orders for the purchase of Flag Investors Class A or Flag Investors Class B Shares, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for such shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the Flag Investors Class A or Flag Investors Class B Shares. Alex. Brown has not undertaken to sell any specific number of Flag Investors Class A or Flag Investors Class B Shares. The Flag Investors Class A and the Flag Investors Class B Distribution Agreements further provide that, in connection with the distribution of the related class of shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        Alex. Brown and certain broker-dealers ("Participating Dealers") may enter into sub-distribution agreements, pursuant to which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund.

        As compensation for providing distribution and related administrative services for the Flag Investors Class A Shares as described above, Alex. Brown receives an annual fee, calculated and paid monthly, equal to .25% of the average daily net assets of the Flag Investors Class A Shares. Alex. Brown expects to allocate a substantial portion of its annual fee to its investment representatives and to Participating Dealers. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, Alex. Brown received from the Fund $100,191, $74,639 and $60,719, respectively, in fees for distribution and related administrative services for the Flag Investors Class A Shares. Alex. Brown received no brokerage commissions from the Fund during these periods.

         As compensation for providing distribution services for the Flag Investors Class B Shares as described above, Alex. Brown will receive an annual fee, calculated and paid monthly, equal to .75% of the average daily net assets of the Flag Investors Class B Shares. Alex. Brown expects to retain the entire distribution fee as reimbursement for front-end payments to its investment representatives and to Participating Dealers. For the period from June 20, 1996 (commencement of offering of the Flag Investors Class B Shares) through October 31, 1996 , such fees totalled $765.

        In addition, with respect to the Flag Investors Class B Shares, the Fund will pay Alex. Brown a shareholder servicing fee at an annual rate equal to .25% of the Flag Investors Class B Shares' average daily net assets. Alex. Brown expects to allocate most of its shareholder servicing fee to its investment representatives or to Participating Dealers. For the period from June 20, 1996 (commencement of offering of the Flag Investors Class B Shares) through October 31, 1996 , such fees totalled $255.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Flag Investors Class A Shares (the "Flag Investors Class A Plan") and one for the Flag Investors Class B Shares (the "Flag Investors Class B Plan") (collectively, the "Plans"). Under the Plans, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and Alex. Brown is authorized to make payments out of its fee to its investment representatives and to Participating Dealers. Each of the Flag Investors Class A and Flag Investors Class B Distribution Agreements has an initial term of two years. The Flag Investors Class A and Flag Investors Class B Distribution Agreements and the Plans encompassed therein will remain in effect from year to year thereafter if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors, by votes cast in person at a meeting called for such purpose.

        The Flag Investors Class A Distribution Agreement, including the Plan of Distribution was approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors initially on July 2, 1987 and most recently on September 30, 1996. The Flag Investors Class B Distribution Agreement including the Plan of Distribution was approved by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors initially on September 22, 1994 and most recently on September 30, 1996.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the related Distribution Agreement without the approval of the shareholders of the related class. The Plans may be terminated at any time and the Flag Investors Class A and Flag Investors Class B Distribution Agreements may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding shares (as defined under "Capital Shares") of the related class. Any Sub-Distribution Agreement may be terminated in the same manner at any time. Any Shareholder Servicing Agreement may be terminated at any time, without penalty, upon 10 days' notice. The Flag Investors Class A and Flag Investors Class B Distribution Agreements, any Sub-Distribution Agreement and any Shareholder Servicing Agreement shall automatically terminate in the event of assignment.

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, with a written report concerning the payments made under the Plans to Alex. Brown pursuant to the related Distribution Agreement, to broker-dealers pursuant to Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements described below. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.

         In addition, with respect to the Flag Investors Class A or Flag Investors Class B Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Plans with respect to shares held by or on behalf of customers of such entities. Payments under the Plans are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares is less than .25% of the Flag Investors Class A Shares' average daily net assets for any period or in connection with the sale of the Flag Investors Class B Shares is less than .75% of the Flag Investors Class B Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown. The Plans do not provide for any charges to the Fund for excess amounts expended by Alex. Brown and, if either Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to Alex. Brown pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates. In return for payments received pursuant to the Plans in the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, Alex. Brown paid the distribution related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying, or other financing charges.

         In the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, Alex. Brown received sales commissions on the Flag Investors Class A Shares of $210,390, $153,431 and $44,802 and from such amounts retained $201,445, $106,239 and $37,546 for each such year, respectively.

         In the period from June 20, 1996 through October 31, 1996, Alex. Brown received contingent deferred sales charges on the Flag Investors Class B Shares of $29,712 and retained all of this amount.

The Flag Investors Institutional Shares and the ABCAT Shares

        The Flag Investors Institutional Distribution Agreement and the ABCAT Distribution Agreement provide that Alex. Brown either directly or through other broker-dealers has the exclusive right to distribute the related class of shares and further provide that Alex. Brown will solicit and receive orders for the purchase of Flag Investors Institutional or ABCAT Shares, as appropriate, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for such shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the related class of shares. Alex. Brown has not undertaken to sell any specific number of Flag Investors Institutional or ABCAT Shares. The Flag Investors Institutional Distribution Agreement and the ABCAT Distribution Agreement further provide that, in connection with the distribution of the related class of shares, Alex. Brown will be responsible for all of the promotional expenses. Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Alex. Brown receives no compensation for distributing the Flag Investors Institutional Shares or the ABCAT Shares.

         With respect to the Flag Investors Institutional Shares, Alex. Brown and Participating Dealers have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. It is not currently anticipated that Alex. Brown will enter into Sub-Distribution Agreements for the ABCAT Shares.

         The Flag Investors Institutional Distribution Agreement and the ABCAT Distribution Agreement were approved by the Fund's Board of Directors on September 25, 1995 and October 1, 1996, respectively. Each such Agreement has an initial term of two years and will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast at a meeting called for such purpose. Each Agreement may be terminated at any time upon sixty days' written notice, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the shares of the class (as defined under Capital Shares). The Flag Investors Institutional Distribution Agreement, the ABCAT Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

General Information

         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depositary appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Non-Interested Directors and Non-Interested Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and indemnification related thereto); and all other charges and cost of the Fund's operation unless otherwise explicitly assumed by Alex. Brown or ICC.

8. BROKERAGE

         Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. These brokerage commissions are subject to negotiation between ICC and the broker-dealer. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown serves as a principal.

         If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. While the Fund believes that the limitation will not significantly affect its ability to carry out its present investment objective, the Fund may be at a disadvantage in the future in comparison to other funds which have similar investment objectives, but which are not subject to such limitations.

         ICC's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best price and execution of orders. As described below, however, to the extent that the price and execution offered by more than one broker-dealer are comparable, ICC may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ICC to be beneficial to the Fund's investment program. ICC is also authorized to pay higher commissions on brokerage transactions for the Fund to non-affiliated brokers in order to secure research and investment services described below, subject to periodic review by the Fund's Board of Directors. Research services may include the following: statistical and background information on the U.S. economy, industry groups and individual small and mid-sized companies; forecasts and interpretations with respect to specific industry groups and individual small and mid-sized companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; provision of equipment used to communicate research information; arrangement of meetings with management of companies; and provision of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining the best price and execution. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown pursuant to certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. The Distribution Agreements between Alex. Brown and the Fund do not provide for any reduction in the distribution fee to be received by Alex. Brown from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through Alex. Brown.

         For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, ICC directed $4,091,824, $25,120,072 and $11,425,223, respectively of transactions to broker-dealers and paid $11,346, $12,495 and $35,863, respectively to broker-dealers in related commissions because of research services provided to ICC. During such periods, the Fund did not pay brokerage commissions to Alex. Brown. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1996, the Fund held a 5.45% repurchase agreement issued by Goldman Sachs & Co. valued at $4,029,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

         ICC manages other investment accounts and it is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

9. CAPITAL SHARES

         The Fund is authorized to issue 20 million Shares of capital stock, par value of $.001 per Share, all of which Shares are designated common stock. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of shares: Flag Investors Emerging Growth Fund Class A Shares (formerly known as the Flag Investors Emerging Growth Fund Shares), Flag Investors Emerging Growth Fund Class B Shares, Flag Investors Emerging Growth Fund Institutional Shares and Alex. Brown Capital Advisory & Trust Emerging Growth Shares. The Flag Investors Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown. The ABCAT Shares are offered only to clients of Alex. Brown Capital Advisory & Trust Company and its affiliates. In the event separate series are established, all Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. The Fund's issued and outstanding Shares are fully paid and non-assessable. Each Share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. In the event of liquidation or dissolution of the Fund, each Share is entitled to its pro rata portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10. SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

11. CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         PNC Bank, National Association ("PNC Bank"), Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, a subsidiary of PNC Bank Corp., has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $10.12 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended October 31, 1996, such fees totalled $36,629.

         ICC also provides certain accounting services to the Fund under a Master Services Agreement effective January 1, 1994 between the Fund and ICC. As compensation for these services, ICC is entitled to receive an annual fee, calculated daily and paid monthly as shown below.

         Average Net Assets                    Incremental Annual Accounting Fee
         ------------------                    ---------------------------------


$     0            -    $   10,000,000                   $ 13,000(fixed fee)
$ 10,000,000       -    $   20,000,000                    .100%
$ 20,000,000       -    $   30,000,000                    .080%
$ 30,000,000       -    $   40,000,000                    .060%
$ 40,000,000       -    $   50,000,000                    .050%
$ 50,000,000       -    $   60,000,000                    .040%
$ 60,000,000       -    $   70,000,000                    .030%
$ 70,000,000       -    $  100,000,000                    .020%
$100,000,000       -    $  500,000,000                    .015%
$500,000,000       -    $1,000,000,000                    .005%
over $1,000,000,000                                       .001%


         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement: express delivery service, independent pricing and storage. ICC also serves as the Fund's investment advisor.

         As compensation for providing accounting services for the fiscal year ended October 31, 1996, ICC received fees of $41,911.

12. INDEPENDENT ACCOUNTANTS

         The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P. whose report thereon appears elsewhere herein, and has been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, PA 19103.

13. PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

            n
    P(1 + T)   = ERV

      Where:       P = a hypothetical initial payment of $1,000

                                 T = average annual total return

                                 n = number of years (1, 5 or 10)

                                 ERV = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.


         Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class). During its first year of operations the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value for the Flag Investors Class A Shares, the maximum sales load (4.5%) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. In calculating performance for the Flag Investors Class B Shares, the applicable contingent deferred sales charge (4.0% for the one-year period, 2.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.


         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

         For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Calculated according to the SEC rules, for the one year period ended September 30, 1996, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Class A Shares was $1,146, resulting in a total return for such Shares equal to 14.60%. For the five year period ended September 30, 1996, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Class A Shares was $1,652, resulting in an average annual total return for such Shares equal to 10.56%. For the period from June 15, 1988 (effectiveness of the Fund's registration statement) through the end of the Fund's most recent calendar quarter on September 30, 1996, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Class A Shares was $2,401, resulting in an average annual total return for such Shares equal to 11.14%.

         Calculated according to the SEC rules, for the period from November 2, 1995 (commencement of operations of Flag Investors Institutional Shares) through September 30, 1996, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Institutional Shares was $1,224, resulting in an aggregate total return for such Shares equal to 22.4%.

         Calculated according to the SEC rules, for the period from June 20, 1996 (commencement of operations of Flag Investors Class B Shares) through September 30, 1996, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Class B Shares was $1,007, resulting in an aggregate total return for such Shares equal to 0.68%.

         Calculated according to the alternative computation for the one year period ended October 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class A Shares was $11,819, resulting in a total return equal to 18.19%. For the five year period ended October 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class A Shares was $15,686, resulting in an average annual total return equal to 9.42%. For the period from June 15, 1988 (effectiveness of the Fund's registration statement) through the end of the Fund's most recent fiscal year on October 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in the Flag Investors Class A Shares was $23,880, resulting in an average annual total return equal to 10.94%.

         Calculated according to the alternative computation for the period from November 2, 1995 (commencement of operations of Flag Investors Institutional Shares) through October 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Institutional Shares was $11,621, resulting in an aggregate total return for such Shares equal to 16.21%.

         Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the period from June 20, 1996 (commencement of operations of Flag Investors Class B Shares) through October 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class B Shares was $9,932, resulting in an aggregate total return for such Shares equal to (0.68)%.

         The ABCAT Shares were not offered in any period ended October 31, 1996.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended October 31, 1996 and October 31, 1995, the Fund's portfolio turnover rate was 24% and 39%, respectively. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders. (See "Dividends and Taxes".)


14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares, as of January 31, 1996:



         Name & Address                                       % Ownership
         --------------                                       -----------


         T. Rowe Price                                         11.32%*
         Trustee for Alex. Brown & Sons Incorporated
         Plan 100460
         Flag Investors Emerging Growth
         ATTN:  ASSET RECON
         P.O. Box 17215
         Baltimore, MD  21203-7215

         Lauer & Co Cust                                       22.43%
         BAT Customers
         c/o Glenmede Income Collection Dept.
         1650 Market Street, Suite 1200
         Philadelphia, PA 19103-7301


                   * As of such date, to Fund management's knowledge, Alex. Brown & Sons Incorporated owned beneficially less than 5% of such shares.


         To Fund management's knowledge, the Directors and officers of the Fund as a group (15 persons) beneficially owned approximately 1.7% of the Fund's total outstanding shares, as of January 31, 1996.

15. FINANCIAL STATEMENTS

         See next page.

Flag Investors Emerging Growth Fund



Statement of Net Assets                                         October 31, 1996

                                                                 Value       Percent of
  Shares                     Security                          (Note 1)      Net Assets
---------------------------------------------------------------------------------------
COMMON STOCK -- 94.2%
Business Services--15.4%

  100,350        Cidco, Inc.*                              $ 1,894,106               2.9%
   29,150        Corporate Express, Inc.*                      951,019               1.4
   70,150        Energy Biosystems Corp.*                      473,512               0.7
   78,150        Manugistics Group, Inc.*                    3,360,450               5.1
   84,450        QuickResponse Services, Inc.*               3,135,206               4.8
   15,750        Wilmar Industries, Inc.*                      338,625               0.5
                                                           -----------              ----
                                                            10,152,918              15.4
                                                           -----------              ----
Capital Goods--2.1%
   67,425        Itron, Inc.*                                1,120,941               1.7
   25,400        Xeikon N.V. ADR*                              238,125               0.4
                                                           -----------              ----
                                                             1,359,066               2.1
                                                           -----------              ----
Consumer Services--21.1%
   35,925        Apollo Group, Inc.*                           987,937               1.5
  128,550        Apple South, Inc.                           1,510,462               2.3
  220,643        Buffets, Inc.*                              2,454,653               3.7
  120,575        O'Charleys, Inc.*                           1,356,469               2.1
  117,062        Pacific Sunwear of California*              2,604,629               4.0
   26,150        Papa John's International, Inc.*            1,300,963               2.0
   54,800        PETsMART, Inc.*                             1,479,600               2.2
   40,750        Starbucks Corp.*                            1,324,375               2.0
   20,550        Sylvan Learning Systems, Inc.*                868,238               1.3
                                                           -----------              ----
                                                            13,887,326              21.1
                                                           -----------              ----
Financial Services--2.4%
   33,900        First Investors Corp.*                        347,475               0.5
   49,325        PXRE Corp.                                  1,220,794               1.9
                                                           -----------              ----
                                                             1,568,269               2.4
                                                           -----------              ----
Health Care Services--12.1%
   32,300        Access Health, Inc.*                        1,065,900               1.6
   86,675        Genesis Health Ventures, Inc.*              1,982,691               3.0
   43,275        PhyCor, Inc.*                               1,341,525               2.0
   78,950        Physician Sales and Service, Inc.*          1,677,688               2.5
   61,475        Vivra, Inc.*                                1,959,516               3.0
                                                           -----------              ----
                                                             8,027,320              12.1
                                                           -----------              ----

                                      -26-

Flag Investors Emerging Growth Fund



Statement of Net Assets (concluded)

                                                                 Value       Percent of
  Shares                     Security                          (Note 1)      Net Assets
---------------------------------------------------------------------------------------
COMMON STOCK -- concluded
Health Equipment and Services--2.1%
   40,400        Perclose, Inc.*                           $   666,600               1.0%
   18,950        Target Therapeutics, Inc.*                    701,150               1.1
                                                           -----------              ----
                                                             1,367,750               2.1
                                                           -----------              ----
Media/Communications--1.1%
    9,732        Clear Channel Communications, Inc.*           710,436               1.1
                                                           -----------              ----
Technology--Software/Services--17.4%
   28,150        EPIC Design Technology, Inc.*                 689,675               1.0
   81,925        Integrated Systems, Inc.*                   2,211,975               3.4
  112,500        Marcam Corp.*                               1,378,125               2.1
   17,400        Parametric Technology Co.*                    850,425               1.3
   98,500        Progress Software Corp.*                    1,539,063               2.3
   67,275        Synopsys, Inc.*                             3,027,375               4.6
  108,325        XcelleNet, Inc.*                            1,760,281               2.7
                                                           -----------              ----
                                                            11,456,919              17.4
                                                           -----------              ----
Technology--Systems/Semiconductor--15.7%
   49,385        Atmel Corp.*                                1,253,144               1.9
   83,250        Level One Communications, Inc.*             2,351,812               3.6
   26,600        Maxim Integrated Products, Inc.*              931,000               1.4
   30,350        QUALCOMM, Inc.*                             1,206,413               1.8
   13,650        Security Dynamics Technologies, Inc.*       1,109,063               1.7
   80,975        Sipex Corp.*                                2,135,716               3.3
   40,650        Xilinx, Inc.*                               1,331,288               2.0
                                                           -----------              ----
                                                            10,318,436              15.7
                                                           -----------              ----
Transportation--4.8%
   64,075        Atlantic Coast Airlines, Inc.*                672,787               1.0
   91,200        Fritz Companies, Inc.*                      1,459,200               2.2
  122,500        Great Lakes Aviation Ltd.*                    352,187               0.5
   80,875        Landair Services, Inc.*                       707,656               1.1
                                                           -----------              ----
                                                             3,191,830               4.8
                                                           -----------              ----
Total Common Stock
           (Cost $45,954,052)                               62,040,270              94.2
                                                           -----------              ----

Flag Investors Emerging Growth Fund



   Par                                                         Value        Percent of
  (000)                     Security                          (Note 1)      Net Assets
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--6.1%
   $4,029        Goldman Sachs & Co., 5.45%
                   Dated 10/31/96, to be repurchased
                   on 11/1/96, collateralized by U.S.
                   Treasury Bonds with a market value
                   of $4,109,879.
                   (Cost 4,029,000)                        $ 4,029,000               6.1%
                                                           -----------             -----
Total Investment in Securities
         (Cost $49,983,052)**                               66,069,270             100.3

Liabilities in Excess of Other Assets, Net                    (221,212)             (0.3)
                                                           -----------             -----
Net Assets                                                 $65,848,058             100.0%
                                                           ===========             =====
Net Asset Value and Redemption Price Per:
      Class A Share
        ($45,324,973 / 2,367,961 shares outstanding)            $19.14
                                                                ======
      Class B Share
        ($772,495 / 40,442 shares outstanding)                  $19.10
                                                                ======
      Institutional Share
        ($19,750,590 / 1,031,427 shares outstanding)            $19.15
                                                                ======

Maximum Offering Price Per:
      Class A Share
        ($19.14 / .955)                                         $20.04
                                                                ======

      Class B Share                                             $19.10
                                                                ======

      Institutional Share                                       $19.15
                                                                ======



-----------
 * Non-income producing security.
** Aggregate cost for federal tax purposes was $50,119,496.


                       See Notes to Financial Statements.

Flag Investors Emerging Growth Fund


Statement of Operations


                                                                       For the Year Ended
                                                                           October 31,
-------------------------------------------------------------------------------------------
                                                                              1996
Investment Income (Note 1):
   Interest                                                                $  292,171
   Dividends                                                                   32,827
   Other income                                                                12,622
                                                                           ----------
            Total income                                                      337,620
                                                                           ----------

Expenses:
   Investment advisory fee (Note 2)                                           381,086
   Distribution fee (Note 2)                                                  101,211
   Accounting fee (Note 2)                                                     41,911
   Audit                                                                       41,623
   Printing and postage                                                        40,249
   Legal                                                                       39,913
   Transfer agent fee (Note 2)                                                 36,629
   Registration fees                                                           35,952
   Custodian fee                                                               14,067
   Miscellaneous                                                                6,060
   Directors' fees                                                              1,136
                                                                           ----------
            Total expenses                                                    739,837
                                                                           ----------
Expenses in excess of income                                                 (402,217)
                                                                           ----------
Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                             3,148,580
   Change in unrealized appreciation or depreciation of investments         4,422,457
                                                                           ----------
            Net gain on investments                                         7,571,037
                                                                           ----------

Net increase in net assets resulting from operations                       $7,168,820
                                                                           ==========

                       See Notes to Financial Statements.

Flag Investors Emerging Growth Fund


Statement of Changes in Net Assets


                                                        For the Year Ended October 31,
----------------------------------------------------------------------------------------
                                                             1996            1995
Increase/(Decrease) in Net Assets:
Operations:
   Expenses in excess of income                           $  (402,217)    $  (190,378)
   Net realized gain from security transactions             3,148,580       2,180,561
   Change in unrealized appreciation or
     depreciation of investments                            4,422,457       6,850,511
                                                          -----------     -----------
   Net increase in net assets resulting
     from operations                                        7,168,820       8,840,694
                                                          -----------     -----------
Dividends to Shareholders from:
   Net realized short-term gains:
     Class A Shares                                          (614,007)             --
     Institutional Shares                                     (60,009)             --
   Net realized long-term gains:
     Class A Shares                                        (1,228,016)        (73,772)
     Institutional Shares                                    (120,017)             --
                                                          -----------     -----------
   Total distributions                                     (2,022,049)        (73,772)
                                                          -----------     -----------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                            34,395,004      10,561,629
   Value of shares issued in
     reinvestment of dividends                              1,913,272          68,962
   Cost of shares repurchased                             (13,733,625)     (4,572,632)
                                                          -----------     -----------
   Increase in net assets derived from capital
     share transactions                                    22,574,651       6,057,959
                                                          -----------     -----------
   Total increase in net assets                            27,721,422      14,824,881

Net Assets:
   Beginning of year                                       38,126,636      23,301,755
                                                          -----------     -----------
   End of year                                            $65,848,058     $38,126,636
                                                          ===========     ===========


                       See Notes to Financial Statements.

Flag Investors Emerging Growth Fund


Financial Highlights -- Class A Shares
(For a share outstanding throughout each year)(1)

                                                          For the Year Ended
                                                              October 31,         For the Year Ended October 31,
-----------------------------------------------------------------------------------------------------------------------
                                                                 1996        1995       1994       1993        1992
Per Share Operating Performance:
   Net asset value at beginning of year                        $ 17.09      $ 12.90    $ 14.02    $ 13.53     $ 15.23
                                                               -------      -------    -------    -------     -------
Income from Investment Operations:
   Expenses in excess of income                                  (0.15)       (0.09)     (0.08)     (0.08)      (0.16)
   Net realized and unrealized gain/(loss) on investments         3.10         4.32       0.47       1.20       (1.54)
                                                               -------      -------    -------    -------     -------
   Total from Investment Operations                               2.95         4.23       0.39       1.12       (1.70)
Less Distributions:
   Distributions from net realized short-term gains              (0.30)          --         --         --          --
   Distributions from net realized long-term gains               (0.60)       (0.04)     (1.51)     (0.63)         --
                                                               -------      -------    -------    -------     -------
   Total distributions                                           (0.90)       (0.04)     (1.51)     (0.63)         --
                                                               -------      -------    -------    -------     -------
   Net asset value at end of year                              $ 19.14      $ 17.09    $ 12.90    $ 14.02     $ 13.53
                                                               =======      =======    =======    =======     =======
Total Return(2)                                                  18.19%       32.92%      3.75%      8.33%     (11.16)%
Ratios to Average Daily Net Assets:
   Expenses                                                       1.50%        1.50%      1.50%      1.50%       1.46%
   Expenses in excess of income                                  (0.83)%      (0.64)%    (0.73)%    (0.52)%     (0.92)%
Supplemental Data:
   Net assets at end of year (000)                             $45,325      $38,127    $23,302    $28,867     $38,924
   Portfolio turnover rate                                          24%          39%        86%       133%         69%
   Average commissions per share                               $  0.07(3)        --         --         --          --


------------------
(1) Computed based on average shares outstanding.
(2) Total return excludes the effect of sales charge.
(3) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.


                       See Notes to Financial Statements.

Flag Investors Emerging Growth Fund


Financial  Highlights--Class B Shares
(For a share outstanding throughout the period)(1)
                                                              For the Period
                                                        June 20, 1996(2) through
                                                             October 31, 1996
--------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of period                         $19.22
                                                                  ------
Income from Investment
Operations:
   Expenses in excess of income                                    (0.12)
   Net realized and unrealized gain/(loss) on investments             --
                                                                  ------
   Total from Investment Operations                                (0.12)
Less Distributions:
   Distributions from net realized short-term gains                   --
   Distributions from net realized long-term gains                    --
                                                                  ------
   Total distributions                                                --
                                                                  ------
   Net asset value at end of period                               $19.10
                                                                  ======
Total Return(3)                                                    (0.62)%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                      2.25%
   Expenses in excess of income(4)                                 (1.67)%
Supplemental Data:
   Net assets at end of period (000)                              $  772
   Portfolio turnover rate(4)                                         24%
   Average commissions per share                                  $ 0.07(5)

----------------
(1) Computed based on average shares outstanding.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Annualized.
(5) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

Flag Investors Emerging Growth Fund


Financial Highlights --Institutional Shares
(For a share outstanding throughout the period)(1)
                                                             For the Period
                                                           November 2, 1995(2)
                                                        through October 31, 1996
--------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of period                       $ 17.45
                                                                -------
Income from Investment Operations:
   Expenses in excess of income                                   (0.12)
   Net realized and unrealized gain/(loss) on investments          2.72
                                                                -------
   Total from Investment Operations                                2.60
Less Distributions:
   Distributions from net realized short-term gains               (0.30)
   Distributions from net realized long-term gains                (0.60)
                                                                -------
   Total distributions                                            (0.90)
                                                                -------
   Net asset value at end of period                             $ 19.15
                                                                =======
Total Return(3)                                                   16.48%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                     1.25%
   Expenses in excess of income(4)                                (0.61)%
Supplemental Data:
   Net assets at end of period (000)                            $19,751
   Portfolio turnover rate(4)                                        24%
   Average commissions per share                                $  0.07(5)

------------
(1) Computed based on average shares outstanding.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Annualized.
(5) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.


                       See Notes to Financial Statements.

Flag Investors Emerging Growth Fund


Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors Emerging Growth Fund, Inc. (the "Fund") was organized as a Maryland Corporation on July 2, 1987 and commenced operations on December 30, 1987, consisting of Class A Shares, which are subject to a maximum front-end sales charge of 4.50% and a 0.25% distribution fee. On November 2, 1995, the Fund began offering Institutional Shares, which are not subject to a front-end sales charge or distribution fee. On June 20, 1996, the Fund began offering Class B Shares, which are subject to a maximum contingent deferred sales charge of 4.00%, a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

     A. Security Valuation--Portfolio securities that are primarily traded on a recognized U.S. securities exchange are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at the average between the last reported bid and asked prices or at the fair value as determined by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

     B. Repurchase Agreements--The Fund may agree to enter into tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodial bank in a segregated account until maturity of the repurchase agreement. The agreement ensures that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     C. Federal Income Tax--No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment

Flag Investors Emerging Growth Fund

NOTE 1--concluded

        company and to make requisite distributions to shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to annually distribute to shareholders substantially all of its taxable net investment income and net realized long-term capital gains, if any.

        Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     D. Other--Security transactions are accounted for on the trade date and the cost of investments sold or redeemed in kind is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2--Investment Advisory Fee, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., serves as the Fund's investment advisor. The Advisory Agreement provides for a maximum annual fee equal to .85% of the Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.50%. As compensation for its services for the fiscal year ended October 31, 1996, the Advisor received $381,086 in fees, which was equivalent to .75% of the Fund's average daily net assets.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $36,629 for transfer agent services for the year ended October 31, 1996.

     As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $41,911 for accounting services for the year ended October 31, 1996.

Flag Investors Emerging Growth Fund

NOTE 2--concluded

     As compensation for providing distribution services, Alex. Brown & Sons Incorporated receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to .25% of the Class A Shares' average daily net assets, .75% of the Class B Shares' average daily net assets plus an additional .25% shareholder servicing fee for the Class B Shares. For the year ended October 31, 1996, distribution fees were $101,211, of which $100,191 were allocated to Class A Shares and $1,020 were allocated to Class B Shares.

     The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through October 31, 1996 was approximately $1,837, and the accrued liability was approximately $4,689.

NOTE 3--Capital Share Transactions

     At October 31, 1996, the Fund was authorized to issue up to 15 million shares of $.001 par value common stock (8 million Class A, 1 million Class B, 5 million Institutional and 1 million undesignated). Transactions in shares of the Fund were as follows:

                                                  Class A Shares
                                         ---------------------------------
                                           For the              For the
                                          Year Ended          Year Ended
                                         Oct. 31, 1996       Oct. 31, 1995
                                         -------------       -------------

Shares sold                                    706,114             735,343
Shares issued to shareholders on
   reinvestment of dividends                   106,529               5,714
Shares redeemed                               (675,793)           (316,169)
                                          ------------         -----------
Net increase in shares outstanding             136,850             424,888
                                          ============         ===========
Proceeds from sale of shares              $ 13,138,521         $10,561,629
Value of reinvested dividends                1,733,222              68,962
Cost of shares redeemed                    (11,827,481)         (4,572,632)
                                          ------------         -----------
Net increase from capital share
   transactions                           $  3,044,262         $ 6,057,959
                                          ============         ===========

Flag Investors Emerging Growth Fund


NOTE 3--concluded

                                                          Class B Shares
                                                        -----------------
                                                         For the Period
                                                        June 20, 1996* to
                                                        October 31, 1996
                                                        -----------------

Shares sold                                                    40,579
Shares issued to shareholders on
   reinvestment of dividends                                       --
Shares redeemed                                                  (137)
                                                             --------
Net increase in shares outstanding                             40,442
                                                             ========
Proceeds from sale of shares                                 $779,667
Value of reinvested dividends                                      --
Cost of shares redeemed                                        (2,766)
                                                             --------
Net increase from capital share
   transactions                                              $776,901
                                                             ========

                                                       Institutional Shares
                                                      --------------------
                                                         For the Period
                                                      November 2, 1995* to
                                                        October 31, 1996
                                                      --------------------

Shares sold                                                 1,127,123
Shares issued to shareholders on
   reinvestment of dividends                                   11,073
Shares redeemed                                              (106,769)
                                                          -----------
Net increase in shares outstanding                          1,031,427
                                                          ===========
Proceeds from sale of shares                              $20,476,816
Value of reinvested dividends                                 180,050
Cost of shares redeemed                                    (1,903,378)
                                                          -----------
Net increase from capital share
   transactions                                           $18,753,488
                                                          ===========
-----------
*Commencement of operations.

Flag Investors Emerging Growth Fund


Notes to Financial Statements (concluded)


NOTE 4--Investment Transactions

     Purchases and sales of investment securities, other than short-term obligations, aggregated $31,474,614 and $10,747,940, respectively, for the year ended October 31, 1996.

     At October 31, 1996, net unrealized appreciation for all securities in which there is an excess of value over tax cost was $15,949,774, of which $19,803,268 related to appreciated securities and $3,853,494 related to depreciated securities.

NOTE 5--Net Assets

     At October 31, 1996, net assets consisted of:

Paid-in capital                                                     $47,163,090
Accumulated net realized gain from security transactions              2,598,751
Unrealized appreciation of investments                               16,086,217
                                                                    -----------
                                                                    $65,848,058
                                                                    ===========

NOTE 6--Tax Information (Unaudited)

     The following information summarizes all per share distributions paid by the Fund during the taxable period ending October 31, 1996.


                                         Total
 Record            Payable             Ordinary                Long-Term
  Date              Date                Income               Capital Gains
--------          --------             --------              -------------
11/21/96          11/29/96               $0.30                   $0.60

Flag Investors Emerging Growth Fund



Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Emerging Growth Fund, Inc.:

     We have audited the accompanying statement of net assets of Flag Investors Emerging Growth Fund, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Emerging Growth Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
December 2, 1996